UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
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NORTEK , INC.

(Name of Registrant as Specified In Its Charter)

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March 30, 2012

Dear Stockholder:

The Company's 2012 Annual Meeting of Stockholders will be held on May 8, 2011 at 8:30 a.m., local time, at The Westin Providence, One West Exchange Street, Providence, RI 02903 (telephone: (401) 598-8000), and I hope you will join us.

At the meeting, we will be asking you:

1. To elect three Class III directors for a three-year term to expire in 2015;

2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2012;

3. To approve the Company's 2009 Omnibus Incentive Plan, as Amended and Restated, and authorize the issuance of additional shares thereunder; and

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

As explained more fully in the proxy statement included with this Notice, you can vote using the Internet, by telephone, by mail, or in person, in each case by following the instructions in the proxy statement.

We urge you to vote your shares at your earliest convenience.

Thank you very much for your interest in our Company.

Sincerely,

Michael J. Clarke
President and Chief Executive Officer
Nortek, Inc.

NORTEK, INC.
________________
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 8, 2012
________________
Dear Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Nortek, Inc., a Delaware corporation (the “Company”), will be held at The Westin Providence, One West Exchange Street, Providence, RI 02903 (telephone: (401) 598-8000), on May 8, 2012 at 8:30 a.m., local time, to vote on the following proposals:

1. To elect Michael J. Clarke, Daniel C. Lukas and Bennett Rosenthal as the three Class III directors to serve a three-year term until the Company's Annual Meeting in 2015;

2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2012;

3. To approve the Company's 2009 Omnibus Incentive Plan, as Amended and Restated, and authorize the issuance of additional shares thereunder; and

4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board has fixed the close of business on March 14, 2012 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. A complete list of those Stockholders will be open to examination by any Stockholder for any purpose germane to the Annual Meeting during ordinary business hours at the executive offices of the Company, 50 Kennedy Plaza, Providence, Rhode Island 02903, for a period of ten days prior to the Annual Meeting.

You can simplify your voting and save the Company expense by voting over the telephone or by Internet.

If your shares are held in “street name” in a stock brokerage account or by a bank or other nominee, you must provide your broker with instructions on how to vote your shares in order for your shares to be voted on important matters presented at the annual meeting. If you do not instruct your broker on how to vote in the election of directors, your shares will not be voted on these matters.

All Stockholders are cordially invited to attend the Annual Meeting. Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented. Please vote as soon as possible.

Sincerely,

Kevin W. Donnelly
Senior Vice President, General Counsel and Secretary
Nortek, Inc.

Providence, Rhode Island
March 30, 2012

NORTEK, INC.
Proxy Statement - Table of Contents

ABOUT THE ANNUAL MEETING

Nortek, Inc. (the “Company”) is required by Delaware law (the state in which the Company is incorporated) to hold an annual meeting of stockholders for the express purpose of allowing the Company's stockholders to vote on those matters reserved to them under Delaware law or the Company's Amended and Restated Certificate of Incorporation or Amended and Restated By-Laws. The State of Delaware, the Securities and Exchange Commission (the “SEC”) and the NASDAQ Global Market (“Nasdaq”) have rules that govern how we must conduct the Annual Meeting and what rights you may or may not have therein, especially related to how we solicit your votes for the Annual Meeting, the form of proxy that we may use, and the information that we must provide to you. Below you will find a summary of matters that specifically relate to the Annual Meeting and that we are required to disclose to you. We hope that you find this summary useful in your understanding of the Annual Meeting process, the Company's business, the directors, and the other matters that are pertinent to all of the above.

Date of Annual Meeting (the “Annual Meeting”)	May 8, 2012

Time of Annual Meeting	8:30 a.m., local time

Place of Annual Meeting	The Westin Providence, One West Exchange Street, Providence, RI 02903 (telephone: (401) 598-8000)

Record Date for Annual Meeting (the “Record Date”)	March 14, 2012

Attending the Annual Meeting
All stockholders of record are welcome at the Annual Meeting. If you are intending to attend, please have proper identification. If your shares are held in street name, please have your most current brokerage account statement with you.

Mailing Date of Proxy Materials	On or about April 4, 2012

Votes to Be Taken at the Annual Meeting	You are voting on:

	●	Proposal 1: Election of Michael J. Clarke, Daniel C. Lukas and Bennett Rosenthal to the class of directors whose term expires in 2015 (see page 16);

	●	Proposal 2: Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2012 (see page 40);

●
Proposal 3: Approval of the Nortek, Inc. 2009 Omnibus Incentive Plan, as Amended and Restated, (the “Amended Plan”) and authorization of the issuance of additional shares under the Amended Plan (see page 42); and

	●	Any other business properly coming before the Annual Meeting.

Recommended Vote on Each Proposal		The Board of Director's recommendation can be found with the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote:

	1	FOR each of the three nominees for Class III director;

	2	FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2012 fiscal year; and

	3	FOR the approval of the Amended Plan and the authorization of the issuance of additional shares under the Amended Plan.

Vote Required to Pass Each Proposal

Proposal 1 - Election of Directors
Directors are elected by plurality vote, which means that the three nominees for director receiving the highest number of votes FOR election will be elected as directors. Stockholders may not cumulate votes for the election of directors. If a nominee for director is unable to serve as a director, the Proxy Committee (as defined later in this proxy statement) may, in its discretion, vote for another person as director or vote to reduce the number of directors to less than nine, as the Board may recommend.

Proposal 2 - Ratification of Public Accountants	To ratify Proposal 2, stockholders holding a majority of the common stock present or represented by proxy at the Annual Meeting and voting on the matter must vote FOR this proposal.

Proposal 3 - Approval of the Amended Plan and Authorization of Share Issuance	To approve Proposal 3, stockholders holding a majority of the common stock present or represented by proxy at the Annual Meeting and voting on the matter must vote FOR this proposal.

Shares Outstanding on the Record Date and Entitled to Notice of and to Vote at the Annual Meeting	15,675,445 shares of common stock, which includes 543,206 shares of restricted common stock awarded under Nortek's 2009 Omnibus Incentive Plan.

Voting of Shares	Each stockholder is entitled to one vote for each share of common stock and to one vote for each share of restricted common stock held as of the Record Date.

Company Headquarters	50 Kennedy Plaza, Providence, Rhode Island 02903

Company Telephone Number	(401) 751-1600

VOTING YOUR SHARES

Who is soliciting your proxy?	The Company's Board of Directors (the “Board”)

Who can vote?	Stockholders of record or beneficial owners at the close of business on the Record Date, March 14, 2012, are entitled to notice of and to vote at the Annual Meeting.

Who is a “stockholder of record”?
You are a stockholder of record if your shares of the Company's stock are registered directly in your own name with the Company's transfer agent, BNY Mellon Shareowner Services (the “Transfer Agent”), as of the Record Date.

Who is a “beneficial owner”?
You are a beneficial owner if a brokerage firm, bank, trustee or other agent (called a “nominee”) holds your stock, and who is often the stockholder of record. This is often called ownership in “street name” because your name does not appear in the records of the Transfer Agent. If your shares are held in street name, you will receive instructions from the stockholder of record. You must follow the instructions of the stockholder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker's proxy card and bring it to the Annual Meeting in order to vote.

If you are a beneficial owner and hold your shares in street name and do not provide the organization that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. As a general matter, brokers have the discretion to vote on routine matters but cannot vote on non-routine matters. We believe that only Proposal 2: Ratification of Accountants will be considered a routine matter for the Annual Meeting. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Broker non-votes will be considered as represented for purposes of determining a quorum, but will not otherwise affect voting results.

What is the quorum?
A quorum is required for stockholders to approve or reject proposals. For the purposes of the Annual Meeting, a quorum is the presence in person or by proxy (which includes voting over the Internet) of a majority of the total number of issued and outstanding shares of common stock as of the Record Date entitled to vote at the Annual Meeting.

What happens if I don't give specific voting instructions?
If you are a stockholder of record and sign and return your proxy card or vote electronically without making any specific selections, then your shares will be voted in accordance with the recommendations of the Proxy Committee (as defined later in this proxy statement) on all matters presented in this proxy statement and as the Proxy Committee may determine in its discretion regarding any other matters properly presented for a vote at the Annual Meeting.

How are abstentions treated?	Abstentions are counted for purposes of determining whether a quorum is present, but will not be included in vote totals and will not affect the outcome of the vote on any proposal.

What is the “Proxy Committee”?
The Proxy Committee was appointed by the Board and is comprised of Michael J. Clarke, Kevin W. Donnelly and Edward J. Cooney. The Proxy Committee has the authority to vote properly executed proxies that do not otherwise specify specific voting instructions.

How can I vote my shares?	By Internet. You can vote over the Internet at www.proxyvoting.com/NTK by following the instructions on the proxy card.

By Telephone. You can vote your proxy over the telephone by calling 1-866-540-5760 from any touch-tone telephone. You must have your proxy card available when you call.

By Mail.  You can vote by mail by signing, dating and mailing the enclosed proxy card in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card or voting instruction card to BNY Mellon Shareowner Services, P.O. Box 3550, South Hackensack, NJ 07606-9250. Please allow sufficient time for delivery if you decide to vote by mail.

At the Annual Meeting.  If you attend the Annual Meeting in person, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting. However, if your shares are held in street name, you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the stockholder of record.

The shares voted electronically or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on Monday, May 7, 2012.

How can I change my vote?
You may change your vote at any time before the proxy is exercised. If you voted by mail, you may revoke your proxy at any time before it is voted by executing and delivering a timely and valid later-dated proxy, or by voting by ballot at the Annual Meeting. Attending the Annual Meeting will not automatically revoke your proxy unless you specifically request it. If you voted via the Internet or by telephone you may also change your vote with a timely and valid later Internet or telephone vote or by voting by ballot at the Annual Meeting.

Are there other matters to be voted on at the Annual Meeting?
The Board is not aware of any matters not set forth in this proxy statement that may come before the Annual Meeting. However, if other matters are properly brought before the Annual Meeting, it is intended that the persons named as the Proxy Committee in this proxy statement will vote as the Board directs.

What is the cost of solicitation?
The Company will bear the entire cost of soliciting the proxies, including the preparation, assembly, printing and mailing of this proxy statement. The Company has retained Georgeson Inc. (“Georgeson”) to act as a proxy solicitor in conjunction with the Annual Meeting and has agreed to pay $8,000, plus reasonable out-of-pocket expenses, to Georgeson for proxy solicitation services. In addition to solicitation by mail, the directors, officers and other employees of the Company may solicit proxies in person, by telephone, electronic communications, or by other means without additional compensation.

Where can I find the voting results of the Annual Meeting?
The Company will announce preliminary voting results at the Annual Meeting. The Company will publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days following the date of the Annual Meeting.

NORTEK BOARD OF DIRECTORS

The Company's business and affairs are managed under the direction of Nortek's Board of Directors (the “Board”). The Board consists of nine directors divided into three classes of three directors who serve in staggered three-year terms. The Company believes that a staggered Board is the most effective way for the Board to be organized because it ensures greater certainty of continuity from year-to-year, which provides stability in organization and experience. As a result of the three classes, at each Annual Meeting, three directors are elected for a three-year term, while the other six directors do not have to stand for election as their term is not then expiring. The Company's current directors are as follows:

•	Class I directors are John T. Coleman, Thomas A. Keenan and J. David Smith, and their terms will expire at the annual meeting of stockholders to be held in 2013;

•	Class II directors are Jeffrey C. Bloomberg, Joseph M. Cianciolo and James B. Hirshorn, and their terms will expire at the annual meeting of stockholders to be held in 2014; and

•	Class III directors are Michael J. Clarke, Daniel C. Lukas and Bennett Rosenthal, and their terms will expire at this year's Annual Meeting.

In fiscal year 2011, the Board met 15 times for both regular and special meetings. Each of the directors attended at least 75% of the aggregate of all meetings of the Board and committees on which he was a member. The Company does not have a formal policy regarding attendance by members of the Board at the Company's annual meeting, but each is encouraged to do so. All directors then in office attended the Company's 2011 annual meeting.

The Company is committed to ensuring that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Stockholders may communicate with any of the directors by sending a letter to the director, c/o Secretary, Nortek, Inc., 50 Kennedy Plaza, Providence, Rhode Island 02903. All such letters will be promptly forwarded to the respective director.

The common stock of the Company is listed on Nasdaq. The Board has determined that all directors except Messrs. Clarke and Hirshorn are considered “independent directors” within the meaning of the Nasdaq Listing Rules (the “Nasdaq Rules”). Mr. Smith served as Interim Chief Executive Officer commencing July 1, 2011 and ending December 30, 2011, during which period he was not an independent director. The Board has determined that Mr. Smith has qualified as an independent director since the end of his service as Interim Chief Executive Officer.

Leadership of the Board

The Board is responsible for the oversight of the Company's overall strategy and operations. The Board is committed to objective oversight of the Company's management, especially through its independent leadership and committee membership.

Prior to July 1, 2011, the positions of Chairman of the Board and Chief Executive Officer were held by the same person. In connection with a change in the Chief Executive Officer of the Company in 2011, the Board reassessed its leadership structure. To strengthen its independence and enhance objective corporate governance generally, the Board elected Mr. Bloomberg as Lead Director on February 1, 2011. Thereafter, the Board decided to separate the positions of Chairman of the Board and Chief Executive Officer and elected Mr. Smith as its independent Chairman effective March 9, 2012.

The Company separates the roles of Chief Executive Officer and Chairman of the Board in recognition of the different responsibilities associated with the two roles. The Chief Executive Officer is responsible for the general management, oversight, leadership, supervision and control of the day-to-day business and affairs of the Company, and ensures that all directions of the Board are carried into effect. The Chairman is charged with presiding over all meetings of the Board and the Company's stockholders, and providing advice and counsel to the Chief Executive Officer and other Company officers regarding the Company's business and operations. Separating these roles allows the Chief Executive Officer and the Chairman to focus their time and energy where they are best used.

The Board's Role in Risk Oversight

The role of the Board in managing risk at the Company is to have ultimate oversight for the risk management process. Management has day-to-day responsibility for the identification and control of risk facing the Company including timely identifying, monitoring, mitigating and managing those risks that could have a material effect on the Company. Further, management has the responsibility to report these risks as they arise to the Board and its committees and the Company's auditors. The Board has delegated certain risk assessment responsibilities to the Audit Committee, its compensation committee (the “Compensation Committee”) and its nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). In particular, the Audit Committee focuses on enterprise and financial risk, including internal controls covering the safeguarding of assets and the accuracy and completeness of financial reporting. The Compensation Committee sets compensation programs for management that take into consideration alignment of management compensation with building shareholder value while avoiding compensation policies that reward excessive risk taking. The Nominating and Corporate Governance Committee oversees the annual Board self-evaluation and director nomination process in order to ensure a diverse and well balanced Board, and it provides input to the Board regarding the appointment of the Company's executive officers. These Committees meet regularly and report their findings to the Board throughout the year.

Committees of the Board

The Board has a complex set of duties and responsibilities, both practically and as provided under Delaware law, rules and regulations promulgated by the SEC and Nasdaq, the Company's Amended and Restated Certificate of Incorporation and the Company's Amended and Restated By-Laws. However, to govern a modern corporation, there are a myriad of activities that must be performed and that are more effectively and efficiently performed by smaller groups of people. To do this, Delaware law gives the Board the authority to establish “committees” of the Board to take on directed duties. Moreover, various regulatory bodies with jurisdiction over the Company mandate certain committees, and, other various applicable laws give the Board the latitude to satisfy some of its duties and responsibilities through these committees.

To this end, the Board has established three committees: the Audit Committee; the Compensation Committee; and the Nominating and Corporate Governance Committee. Each committee operates under a charter approved by the Board. Copies of each committee's charter are posted on the Corporate Governance section of the Investors section of the Company's website, www.nortek-inc.com. The Company's website is included in this proxy statement as a textual reference only and the information in the website is not incorporated by reference into this proxy statement. The membership, principal duties, and responsibilities of each committee are set forth below.

The membership of the Committees is set forth below:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Jeffrey C. Bloomberg ..................................................................................................	●	●
Joseph M. Cianciolo ....................................................................................................	Chair(1)		●
John T. Coleman ..........................................................................................................			Chair
Michael J. Clarke .........................................................................................................
Thomas A. Keenan ......................................................................................................	●
James B. Hirshorn .......................................................................................................
Daniel C. Lukas ..........................................................................................................		Chair	●
Bennett Rosenthal .......................................................................................................			●
J. David Smith ............................................................................................................
____________

(1)	The Board has determined that Mr. Cianciolo is an “audit committee financial expert” as defined in applicable SEC rules and has “financial sophistication” as defined in the applicable Nasdaq Rules.

Under applicable rules and regulations, and as determined by the Board, each of the committee members is an “independent director” as “independence” is defined by the Nasdaq Rules. Pursuant to the Nasdaq Rules, the Audit Committee of the Company must consist entirely of independent members. Each of the four members of the Audit Committee of the Company also is independent within the meaning of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee consists of “outside” directors, as defined by Rule 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Audit Committee

The committee's charter provides that the principal duties and responsibilities of the Audit Committee include:

•	appointing, evaluating, overseeing and replacing, if necessary, the Company's independent registered public accounting firm;

•	reviewing the design, implementation, adequacy and effectiveness of the Company's internal controls and critical accounting policies;

•	reviewing certain regulatory filings with management and the Company's independent registered public accounting firm; and

•	reviewing earnings press releases and earnings guidance provided to analysts.

In addition, all audit and non-audit services, other than de minimis non-audit services, provided by the Company's independent registered public accounting firm must be approved in advance by the Audit Committee. In fiscal year 2011, the Audit Committee met nine times for both regular and special meetings.

Additional information regarding the Audit Committee and the Company's independent registered public accounting firm is disclosed under the heading “Independent Registered Public Accounting Firm” and “Audit Committee Report” elsewhere in this proxy statement.

Compensation Committee

The committee's charter provides that the principal duties and responsibilities of the Compensation Committee include:

•
    reviewing and approving annual goals and objectives of the Company's chief executive officer (the “CEO”), evaluating the performance of the CEO in light of those goals and objectives, determining or assisting to determine the CEO's compensation level and making all other determinations with respect to the compensation of the CEO;

•
    recommending to the Board the compensation of the Company's executive officers other than the CEO and, to the extent such authority is delegated to it by the Board, approving the compensation payable to these executive officers, other than the base salaries of Messrs. Donnelly and Hall, which are set by the CEO;

•
    reviewing and approving the compensation of the chief executive officer of each of the Company's business segments and such other subsidiary officers as the Committee may from time to time designate (collectively, the “Subsidiary designated officers”);

•
    considering with respect to the compensation of the Company's executive officers and Subsidiary designated officers: (a) annual base salary; (b) any bonus or other short-term incentive program; (c) any long-term incentive compensation (including cash-based and equity-based awards); (d) any employment agreements, severance arrangements, change-in-control arrangements and similar agreements or arrangements; and (e) any perquisites and other special or supplemental benefits;

•
    reviewing and approving (and in the case of any Company executive officer other than the CEO, recommending to the Board) any termination or other severance pay at the time of the termination of any Company executive officer or Subsidiary designated officer which was not previously approved by the Compensation Committee or the Board or otherwise provided by contract;

•	reviewing and making recommendations to the Board regarding compensation, if any, of the Board and its committees; and

•	reviewing and making recommendations to the Board regarding incentive compensation and equity-based plans that are subject to approval by the Board.

In fiscal year 2011, the Compensation Committee met 11 times for both regular and special meetings.

Nominating and Corporate Governance Committee

The committee's charter provides that the principal duties and responsibilities of the Nominating and Corporate Governance Committee include:

•	evaluating and selecting or recommending for selection candidates for election to the Board;

•	developing and recommending to the Board a set of corporate governance principles and code of ethics;

•	evaluating the functions, duties and composition of committees of the Board and making recommendations to the Board with respect thereto;

•	recommending to the Board or to the appropriate committee processes for annual evaluations of the performance of the Board, the Company's Chairman and the CEO; and

•	considering and reporting to the Board any questions of possible conflicts of interest of members of the Board.

In fiscal year 2011, the Nominating and Corporate Governance Committee met three times for both regular and special meetings.

The Nominating and Corporate Governance Committee is responsible for reviewing with the entire Board from time to time the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. The Board believes that directors should bring to the Company a variety of perspectives and skills that are derived from high quality business and professional experience and that are aligned with the Company's strategic objectives. Although the Company does not have a formal policy considering diversity in identifying nominees for director, the Board and the Nominating and Corporate Governance Committee generally consider an array of factors, including all aspects of diversity. The composition of the Board should at all times adhere to the standards of independence promulgated by applicable Nasdaq and SEC rules. We also require that directors be able to attend all board and applicable committee meetings. In this respect, directors are expected to advise the Chairman of the Board and the Chair of the Nominating and Corporate Governance Committee in advance of accepting any other public company directorship or assignment to the audit committee of the board of directors of any other public company.

The Nominating and Corporate Governance Committee identifies nominees for election to the Board by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Committee will identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Committee and Board may be consulted for suggestions as to individuals meeting the criteria above. Research may also be performed to identify qualified individuals.

Director Compensation

For their services as directors during 2011, the Company's directors who were not officers, employees or consultants of the Company or its subsidiaries received directors' fees.

Under the Company's prior director compensation policy, which became effective in April 2010, the non-employee directors were compensated as follows:

•	annual retainer fee of $50,000, payable quarterly in advance;

•	additional annual retainer fee of $10,000 for the chair of the Audit Committee and an annual retainer fee of $5,000 for the other members of the Audit Committee;

•	fee for board meetings of $1,500 per meeting; and

•	fee for committee meetings of $1,500 per meeting, for meetings held on a day when there was not a Board meeting.

Under the Company's current director compensation policy, which became effective in August 2011, the non-employee directors are compensated as follows:

•	annual retainer fee of $50,000, payable quarterly in advance;

•	additional annual retainer fee of $15,000 for the chair of the Audit Committee and an additional annual retainer fee of $2,500 for the other members of the Audit Committee;

•	additional annual retainer fee of $12,500 for the chair of the Compensation Committee and an additional annual retainer fee of $2,500 for the other members of the Compensation Committee;

•	additional annual retainer fee of $7,500 for the chair of the Nominating and Corporate Governance Committee;

•	fee for board meetings of $1,500 per meeting;

•	fee for committee meetings of $1,500 per meeting, for meetings held independently of a Board meeting; and

•	additional annual retainer fee of $20,000 for the Lead Director, retroactive to October 18, 2010.

In addition, effective March 29, 2012, the Chairman of the Board will earn an additional annual retainer fee of $55,000 and non-Chairman members of the Nominating and Corporate Governance Committee will earn an additional annual retainer fee of $2,500.

Each annual retainer fee is payable in advance in four equal quarterly installments on the first day of each quarter, provided that the amount of such payment will be prorated for any portion of the quarter that the director was not serving on the Board. Each non-employee director is also reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the Board and any committee on which he or she serves.

The following table provides a summary of compensation paid for the year ended December 31, 2011 to the members of the Board except for Mr. Smith, whose compensation for service as a director is disclosed at “Executive Compensation - Compensation Disclosure & Analysis - Summary Compensation Table” below. The table shows amounts earned by such persons for services rendered to the Company in all capacities in which they served:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non- Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Jeffrey C. Bloomberg .....................	122,000	40,016	—	—	—	—	162,016
Joseph M. Cianciolo ......................	97,984	40,016	—	—	—	—	138,000
John T. Coleman ............................	101,476	40,016	—	—	—	—	141,492
James B. Hirshorn .........................	74,000	40,016	—	—	—	305,000	419,016
Thomas A. Keenan ........................	87,008	40,016	—	—	—	—	127,024
Daniel C. Lukas .............................	89,250	40,016	—	—	—	—	129,266
Bennett Rosenthal ..........................	74,000	40,016	—	—	—	—	114,016

(1)
This amount represents the dollar amount of the aggregate grant date fair value of the restricted stock granted during fiscal year 2011 determined in accordance with ASC 718 and based on a grant date fair value of a share of restricted stock of $20.50 for the 1,952 shares granted each listed director on August 8, 2011. Each listed director had 1,952 shares of restricted stock awards outstanding at the end of fiscal year 2011.

(2)	Messrs. Bloomberg, Cianciolo, Coleman, Hirshorn, Keenan, Lukas and Rosenthal each had 10,000 option awards outstanding at the end of fiscal year 2011.

(3)
For Mr. Hirshorn, such amount includes compensation arising from his consulting agreement effective July 1, 2011, Mr. Hirshorn received $210,000 in fee compensation, and a discretionary cash bonus of $95,000. For additional information, see “Employment Agreements - Consulting Agreement of James B. Hirshorn” below.

Neither Mr. Clarke, our current President and Chief Executive Officer, nor Richard L. Bready, our former President and Chief Executive Officer received additional compensation for his respective service as a director of the Company.

On August 8, 2011, the Board of Directors granted awards of 1,952 shares of restricted stock to each director under the Nortek,

Inc. 2009 Omnibus Incentive Plan (the “2009 Plan”). One-third of each director's award vests on August 8 in each of 2012, 2013 and 2014. Unvested shares of restricted stock are forfeited upon the termination of a director's service with the Company, and shares of restricted stock that have not vested prior to a Change of Control (as defined in the 2009 Plan) fully vest upon a Change of Control. These shares of restricted stock have voting rights and accumulated cash dividends are withheld and paid without interest upon vesting.

The shares of restricted stock awarded to each of Messrs. Rosenthal and Lukas are held for the benefit of Ares Management LLC (“Ares”) and certain entities and funds managed by or affiliated with (collectively, the “Ares Entities”). Pursuant to policies of the Ares Entities, each of Messrs. Rosenthal and Lukas holds such restricted stock as nominee for the sole benefit of Ares and has assigned all economic, pecuniary and voting rights in respect of such restricted stock to Ares. Each of Messrs. Rosenthal and Lukas expressly disclaims beneficial ownership of such restricted stock.

CORPORATE GOVERNANCE

Code of Conduct

The Company has adopted a written code of business conduct and ethics that applies to the Company's directors, officers, employees and certain other persons, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The current version of the code is posted on the Corporate Governance section of the Investors section of the Company's website, www.nortek-inc.com. The Company's website is included in this proxy statement as a textual reference only and the information in the website is not incorporated by reference into this proxy statement.

Certain Relationships and Related Transactions

The Board has adopted written policies and procedures for the review, approval or ratification of any transaction, arrangement or relationship in which the Company is a participant, the amount involved exceeds $120,000 and one of the Company's executive officers, directors, director nominees, 5% stockholders (or their immediate family or household members) or any firm, corporation or other entity in which any of the foregoing persons has a position or relationship (or, together with his or her immediate family members, a 10% or greater beneficial ownership interest) (each, a “Related Person”) has a direct or indirect material interest.

If a Related Person proposes to enter into such a transaction, arrangement or relationship (a “Related Person Transaction”), the Related Person must report the proposed transaction to the Company's General Counsel. If the General Counsel determines that the proposed transaction is a Related Person Transaction, it shall be submitted to the Audit Committee for consideration. No member of the Audit Committee may participate in any review of any Related Person Transaction with respect to which such member or any of his or her immediate family members is the Related Person. The policy also permits the chair of the Audit Committee to review and, if deemed appropriate, approve proposed Related Person Transactions that arise between Audit Committee meetings.

In the event the Company becomes aware of a Related Person Transaction that has not been previously approved or previously ratified under this policy, such ongoing or pending transactions will be submitted to the Audit Committee or the chair of the Audit Committee promptly. Based on the conclusions reached, the Audit Committee or the chair will evaluate all options, including ratification, amendment or termination. If the transaction is completed, the Audit Committee or the chair will determine if rescission of the transaction and/or any disciplinary action is appropriate, and will ask the General Counsel to evaluate the Company's controls and procedures to determine the reason the transaction was not submitted for prior approval.

A Related Person Transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the Related Person's interest in the transaction. As appropriate for the circumstances, the Audit Committee will review and consider:

•	the benefits to the Company;

•	the impact on a director's independence in the event the Related Person is a director, an immediate family member of a director or an entity in which a director has a position or relationship;

•	the availability of other sources for comparable products or services;

•	the terms of the transaction; and

•	the terms available to unrelated third parties or to employees generally.

The Audit Committee may approve or ratify a Related Person Transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent, with the Company's best interests. The Audit Committee may impose any conditions on the Related Person Transaction that it deems appropriate.

Except as described in “Executive Compensation - Employment Agreements,” there were no other Related Person Transactions in fiscal year 2011.

Procedures for Stockholders to Recommend Director Nominees

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders in accordance with the Company's by-laws. In order to recommend a candidate, a stockholder must notify the Company's Secretary in writing at Secretary, Nortek, Inc., 50 Kennedy Plaza, Providence, Rhode Island 02903.

For a stockholder's recommendation to be considered for the Company's 2013 annual meeting, a stockholder's notice must be delivered by a date not less than 90 nor more than 120 days prior to May 8, 2013. Any notice to the Secretary must include the following:

as to each candidate that the stockholder proposes for election or reelection as a director:

•	the candidate's name, age and address;

•	the candidate's principal occupation or employment;

•	the class and number of shares of the Company's stock, if any, owned beneficially or of record by the candidate;

•
a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between or concerning such stockholder and its respective affiliates or associates, or others with whom they are acting in concert, on the one hand, and the candidate, and his or her respective affiliates or associates, on the other hand; and

as to the stockholder:

•	the name and address of the stockholder;

•	the class (and, if applicable, series) and number of shares of stock of the Company that are, directly or indirectly, owned beneficially or of record by the stockholder;

•
any other material financial or voting interest in the Company that is, directly or indirectly, owned beneficially or of record by the stockholder and its respective affiliates or associates, or others with whom they are acting in concert; and

•
whether the stockholder intends to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Company's voting shares reasonably believed by such stockholder to be sufficient to elect such nominee or nominees.

In addition, any nominee proposed by a stockholder shall complete a questionnaire, in a form provided by the Company, within 10 days of receipt of the form of questionnaire from the Company.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during 2011 were as set forth above under “Committees of the Board.” During the 2011 fiscal year, there were no compensation committee interlocks between the Company and any other entity involving the Company's or such entity's executive officers or board members.

PROPOSAL 1: ELECTION OF DIRECTORS

At the 2012 Annual Meeting, three individuals are to be elected as Class III directors to hold a three-year term of office from the date of their election until the Company's 2015 annual meeting and until their successors are duly elected and qualified.

The three nominees for election as Class III directors are Michael J. Clarke, Daniel C. Lukas and Bennett Rosenthal, each of whom is currently a Class III director and each of whom has agreed to serve as a director if elected.

If a nominee for director is unable to serve as a director, the persons appointed as the Proxy Committee for the Annual Meeting may, at their discretion, vote for another person as director.

See the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management” for information as to ownership of Company securities by nominees for director.

As set forth under “Nortek Board of Directors - Committees of the Board - Nominating and Corporate Governance Committee” above, the Nominating and Corporate Governance Committee annually reviews the composition of the Board and the committees of the Board to ensure there is the proper combination of skill, expertise, competence, qualification and experience on the Board and that each committee is properly constituted to maximize its efficiency and effectiveness. In addition, the Nominating and Corporate Governance Committee also annually reviews the criteria that it and the Board consider important for the totality of the Board to possess as well as the overall effectiveness of the Board and each committee. To that end, the Nominating and Corporate Governance Committee seeks to populate the Board with a set of individuals that possess as many of such criteria as practical, realizing that it is merely aspirational to seek a Board where every member has every desirable skill, qualification, experience and attribute. Nevertheless, the Nominating and Corporate Governance Committee believes that it has assembled an exemplary group of leaders who possess the skills, qualifications, experience and attributes necessary to guide the Company to continued successes.

At a minimum, each director should possess the highest ethics and integrity, and demonstrate an unwavering commitment to representing your long-term interests. Each director should also have individual business experience and sound business judgment. All of the director nominees have experience in the oversight of public companies as a result of their service on the Board and those of other public companies and their involvement in the other organizations described below. This diverse and complimentary set of skills, experience and backgrounds creates a highly qualified and independent Board.

Set forth below you will find certain information for each of the directors, including the nominees, which we believe evidences the director's qualifications to sit on the Board.

Nominees for Election as Class III Directors for a Term Ending 2015

Michael J. Clarke has been a member of the Board, President and Chief Executive Officer of the Company since joining the Company on December 30, 2011. Mr. Clarke has more than 25 years of senior executive, business development and hands-on operational experience managing global companies in a myriad of industries including electronics, telecommunications, industrial, aerospace and automotive. From January 2006 until his appointment as the Company's Chief Executive Officer, Mr. Clarke served as President, FlexInfrastructure and Group President of Integrated Network Solutions of Flextronics International, Ltd, a publicly traded provider of design and electronics manufacturing services to original equipment manufacturers. Prior to Mr. Clarke's position at Flextronics International, he served as a President and General Manager of Sanmina-SCI Corporation, an electronic manufacturing services provider, from October 1999 to December 2005. Previously, Mr. Clarke held senior positions with international companies including Devtek Corporation Ltd., an aerospace, defense, telecommunications and aftermarket automotive company, Hawker Siddeley Group Ltd., an aerospace, defense and industrial company, and Cementation (Pty) Ltd. (Africa), a mining and industrial equipment company. Mr. Clarke serves on the board of Vubiz Ltd. Mr. Clarke's brings experience in a broad array of sectors relevant to Company's business and long track record of expanding several manufacturing divisions through multiple market cycles to the Board.

Daniel C. Lukas has been a member of the Board since July 1, 2010. Mr. Lukas is a Partner in the Private Equity Group of Ares Management LLC, a global alternative asset management firm (“Ares”). Prior to joining Ares in 2008, Mr. Lukas served as a Managing Director of GSC Group from 2006 through 2008, and Vice President of GSC Group from 2003 through 2005. Prior to that, he served as Vice President in the private equity and distressed debt funds at Thomas Weisel Capital Partners from 2000 to 2002, and before that, he was with Consolidated Press Holdings Limited, the private investment vehicle of Kerry Packer in Sydney, Australia. Earlier, Mr. Lukas was at Hellman & Friedman after beginning his career at Goldman, Sachs & Co. Mr. Lukas served as a director of RAM Holdings Ltd. from 2004 until his resignation in 2007, and as a director of Cherokee International Corporation from 2006 until his resignation in 2008. Mr. Lukas serves on the board of directors of City Ventures, LLC, Jacuzzi Brands Corporation and Sotera Defense Solutions, Inc. Mr. Lukas's experience with acquisitions and debt and equity investments, as well as his experience serving on other boards of public companies, allows him to bring valuable insight to the Board.

Bennett Rosenthal has been a member of the Board since December 17, 2009. Mr. Rosenthal is a founding member and Senior Partner of Ares Management where he serves on the Executive Committee and co-heads the Private Equity Group of Ares. Mr. Rosenthal joined Ares in 1998 from Merrill Lynch & Co. where he served as a Managing Director in the Global Leveraged Finance Group and was responsible for originating, structuring, and negotiating many leveraged loan and high yield financings. Mr. Rosenthal was also a senior member of Merrill Lynch's Leveraged Transaction Commitment Committee. Mr. Rosenthal is the Chairman of Ares Capital Corporation and also currently serves on the Boards of Directors of AmeriQual Group, LLC, Aspen Dental Management, Inc., City Ventures LLC, Jacuzzi Brands Corporation and AOT Bedding Super Holdings, LLC (the parent company of Serta International Holdco LLC and Simmons Bedding Company). Mr. Rosenthal previously served on the Boards of Directors of Maidenform Brands, Inc. and Hanger Orthopedic Group, Inc. Mr. Rosenthal's experience with leverage finance and high yield offerings and serving on other boards of directors makes him well-positioned to serve as a director for the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE THREE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS AS CLASS III DIRECTORS.

Directors Continuing in Office

Class I Directors - Term Ending 2013

John T. Coleman has been a member of the Board since July 1, 2010. Mr. Coleman served as President, Chief Operating Officer and a Director of Bose Corp., a manufacturer of high end audio products, from July 2001 to July 2005. Prior to that, he was Executive Vice President and Vice President of Human Resources at Bose, and before that, he was General Manager of Bose's European manufacturing operations. Prior to joining Bose, Mr. Coleman was Director of Human Resources for General Electric in Ireland. Mr. Coleman was Head of the College of Business and Law at University College Cork in Ireland from May 2006 until June 2007. He is a member of the Board of Advisors of the School of Economics at University College Cork and is currently serving as a director of Rosetta Stone Inc. Mr. Coleman has a background in the retail industry building an international brand. He brings experience in management, operations, technology, human resources and education to the Board.

Thomas A. Keenan has been a member of the Board since December 17, 2009. Mr. Keenan is the owner and founder of Keenan LLC, a real estate investment and development company focused on high end custom homes and the acquisition of multi-unit apartment buildings and commercial complexes. Prior to founding Keenan LLC, Mr. Keenan served as an investment principal for First Media LLC, the private investment arm of the Richard Marriott family, from 1997-2006, formulating investment strategies for private and public equity investments and prior to that, he was a consultant at McKinsey & Company from 1995 to 1997, focused on media and software clients. Mr. Keenan is currently serving as a director of Stanley Martin Companies. Mr. Keenan's experience with real estate and the development industry equip him with valuable insight about the markets for the Company's products.

J. David Smith has been a member of the Board since February 18, 2010 and was elected as Chairman of the Board on March 9, 2012. He served as Interim Chief Executive Officer of the Company from July 1, 2011 until December 30, 2011. Mr. Smith served as President of Alumax Fabricated Products, Inc. and as an officer of Alumax, Inc. from 1989-1996. Mr. Smith held the positions of Chief Executive Officer and President of Euramax International, Inc. from 1996 and also served as its Chairman from 2002 until his retirement in 2008. Mr. Smith also serves as a director of Commercial Metals Company. Mr. Smith's extensive operating and management experience in private and public international metals and building products companies make him well positioned for his role as a director and Chairman of the Board.

Class II Directors - Term Ending 2014

Jeffrey C. Bloomberg has been a member of the Board since April 19, 2005 and has served as Lead Director since February 1, 2011. Mr. Bloomberg was previously a member of the Board from January 9, 2003 to August 27, 2004. Mr. Bloomberg has served since 2001 in the Office of the Chairman of Gordon Brothers Group LLC, a company which assists retail, consumer goods and industrial companies in asset redeployment and provides capital solutions to middle market companies. From 1994 to 2001, Mr. Bloomberg served as the President of Bloomberg Associates, an investment banking company. Mr. Bloomberg served as a director of RHI Entertainment, Inc. from 2009-2011 and served as a director of Tweeter Home Entertainment Group from

1986-2007. Mr. Bloomberg's extensive experience with retailers and consumer goods and his experience in dealing with issues facing the Company make him well positioned for his role as a director.

Joseph M. Cianciolo has been a member of the Board since 2003. Mr. Cianciolo retired in June 1999 as the managing partner of the Providence, Rhode Island office of KPMG LLP. At the time of his retirement, Mr. Cianciolo had been a partner of KPMG LLP since 1970. Mr. Cianciolo currently serves as a director of United Natural Foods, Inc. and Eagle Bulk Shipping, Inc. and as Vice Chairman of Rhode Island Airport Corporation. Mr. Cianciolo's extensive knowledge and experience with accounting matters allows him to provide valuable insight to the Board.

James B. Hirshorn has been a member of the Board since December 17, 2009. Mr. Hirshorn is an Operating Advisor to Ares where he focuses his time on portfolio investments across the Ares platform. Mr. Hirshorn has been engaged by the Company to provide operational advice and guidance on a consulting basis since July 1, 2011. Mr. Hirshorn has over 18 years of leadership experience in the manufacturing, retail, private equity and consulting businesses. From 2007-2008, Mr. Hirshorn was the President of Potbelly Sandwich Works and prior to that he served as the Senior Executive VP of Finance, Operations and R&D for Sealy Mattress Corporation from 2002-2006. Prior to joining Sealy, Mr. Hirshorn was a Vice President at Bain Capital from 1999-2002 in their portfolio group, providing operating leadership to a number of Bain Capital's retail and consumer products businesses. Prior to joining Bain Capital, Mr. Hirshorn was a manager at Bain & Company from 1993-1998. Mr. Hirshorn also spent three years with Procter & Gamble in their product development organization from 1988-1991. Mr. Hirshorn served as a director of Sealy Corporation from 2004 to 2006. Mr. Hirshorn's experience in operations at numerous portfolio companies provides him with valuable expertise to assist the Company.

Below you will find a tabular summary of the entire Board, their ages as of March 14, 2012, the year they were each elected and the year in which their term ends.

Name	Position(s) with the Company	Age	Company Director Since	Term Ending
Class I
John T. Coleman ......................................	Director	65	2010	2013
Thomas A. Keenan ...................................	Director	46	2009	2013
J. David Smith ..........................................	Director and Chairman of the Board	63	2010	2013

Class II
Jeffrey C. Bloomberg ...............................	Director	64	2005	2014
Joseph M. Cianciolo ................................	Director	72	2003	2014
James B. Hirshorn ...................................	Director	45	2009	2014

Class III
Michael J. Clarke .....................................	President, Chief Executive Officer and Director	57	2011	2015(1)
Daniel C. Lukas .......................................	Director	40	2010	2015(1)
Bennett Rosenthal ...................................	Director	48	2009	2015(1)
____________

(1)	If elected at the Annual Meeting.

EXECUTIVE COMPENSATION

Executive Officers of the Company

The following table sets forth the names of the executive officers of the Company, their positions and ages as of March 14, 2012:

Name	Age	Positions with the Company
Michael J. Clarke ......................................................	57	President, Chief Executive Officer and Director (1)
Almon C. Hall ...........................................................	65	Senior Vice President and Chief Financial Officer (2)
Kevin W. Donnelly ...................................................	57	Senior Vice President, General Counsel and Secretary (2)
Edward J. Cooney .....................................................	64	Senior Vice President and Treasurer (2)

(1) The Board appointed Mr. Clarke as President and Chief Executive Officer of the Company, and elected him as a director, effective December 30, 2011. For further information, see “Proposal 1: Election of Directors - Nominees for Election as Class III Directors for a Term Ending 2015 - Michael J. Clarke” above and “Executive Compensation - Compensation Discussion and Analysis - Executive Summary - Appointment of Michael J. Clarke as President and Chief Executive Officer” below.

(2) Each of Messrs. Hall, Donnelly and Cooney has served in the same or substantially similar executive positions with the Company for at least the past five years.

These executive officers, together with Richard L. Bready, who retired from his positions as Chairman, President and Chief Executive Officer effective July 1, 2011, J. David Smith, who resigned from his position as Interim Chief Executive Officer effective December 30, 2011 in connection with the appointment of Mr. Clarke, and Bruce E. Fleming, who retired from his position of Vice President - Corporate Development effective September 1, 2011, are listed in the “Summary Compensation Table” below and are referred to in this proxy statement and in the “Compensation Discussion and Analysis” section below as the Company's “named executive officers.”

Our executive officers are elected annually by Nortek's Board of Directors and serve until their successors are chosen and qualified. Nortek's executive officers include only those officers of Nortek who perform policy-making functions and have managerial responsibility for major aspects of Nortek's overall operations. A number of other individuals who serve as officers of Nortek's subsidiaries perform policy-making functions and have managerial responsibilities for the subsidiary or division by which they are employed and a number of other individuals who serve as officers of Nortek have discrete areas of responsibility within Nortek. However, none of these individuals perform policy-making functions or have managerial responsibility for major aspects on Nortek's overall operations. Certain of these individuals could, depending on the earnings of their subsidiary or division, be more highly compensated than some executive officers of Nortek.

There are no family relationships between any director, executive officer or other significant employee of the Company and any other director, executive officer or other significant employee.

Messrs. Hall, Donnelly and Cooney were executive officers at the Company when it filed voluntary petitions in the Bankruptcy Court seeking relief under the provisions of chapter 11 of the Bankruptcy Code on October 21, 2009.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” set forth below with management. Based on these reviews and discussions, we recommended to the Board, and the Board approved, that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the Compensation Committee
Daniel C. Lukas (Chair)
Jeffrey C. Bloomberg
John T. Coleman

Compensation Discussion and Analysis

This section discusses the principles underlying the Company's policies and decisions with respect to the compensation of the Company's named executive officers and the most important factors relevant to an analysis of these policies and decisions.

Executive Summary

Company Performance in 2011

Key highlights of the Company's 2011 performance included the following:

•
The Company's financial performance improved compared to 2010 despite challenging economic conditions that continued to impact the majority of the markets in which the Company operates. Net sales for 2011 increased 12.7% to $2,140.5 million compared to $1,899.3 million in 2010, principally as a result of the acquisition of Ergotron in December 2010. Net cash provided by operating activities for 2011 increased to $80.9 million from $46.9 million in 2010.

•
The Company continued to improve its financial position after emerging from bankruptcy reorganization in December 2009 (the “Reorganization”). The Company refinanced certain debt in April 2011 which extended maturities from 2013 to 2017 and 2021 and is expected to lower annual cash interest expense by approximately $22 million. The Company ended the year with a cash balance of $58.2 million and availability under its asset-based revolving credit facility of approximately $203.9 million on December 31, 2011.

•	The Company filed an amendment to its registration statement on Form 10 with the SEC to register its common stock and listed its common stock on Nasdaq.

Executive Compensation for Fiscal Year 2011

In 2011, the annual base salary of Messrs. Hall, Donnelly, Cooney and Fleming were increased as follows: Mr. Hall, from $500,000 to $520,000; Mr. Donnelly, from $375,000 to $450,000; Mr. Cooney, from $300,000 to $375,000; and Mr. Fleming, from $300,000 to $312,000 prior to his retirement effective September 1, 2011. Mr. Bready received no increase in 2011 prior to his retirement effective July 1, 2011. These base salary increases were granted in light of the Company's operating performance in 2010 compared to its 2010 operating plan, among other factors including input from Hay Group, the Company's independent compensation consultant.

Effective July 1, 2011, the Board, based on the recommendation of the Compensation Committee, granted 10,000 shares of restricted stock to each of Messrs. Hall, Cooney and Donnelly and 5,000 shares of restricted stock to Mr. Fleming under the 2009 Plan. In each case, one-third of the shares granted vests on July 1 in each of 2012, 2013 and 2014, provided the named executive officer remains continuously employed through such date. All of the shares of restricted stock granted to Mr. Fleming on July 1, 2011 were forfeited upon his retirement effective September 1, 2011.

On October 21, 2011, the Board, based upon the recommendation of the Compensation Committee, approved the Nortek, Inc. 2011 Short-Term Cash Incentive Plan for Nortek Executives (the “2011 Plan”). The Board selected Messrs. Hall, Cooney and Donnelly as participants in the 2011 Plan. The target bonus amount under the 2011 Plan for each of these named executive officers was 75% of his respective annual base salary. The actual amount of each named executive officer's bonus for fiscal 2011 was determined by the Compensation Committee taking into account Company and individual performance, as described below. In fiscal year 2011, Messrs. Hall, Donnelly and Cooney each received a bonus of $200,000. In addition, pursuant to the terms of his employment agreement, Mr. Smith received a cash bonus of $370,000. For additional information, see “- Annual Bonus Awards” below.

Retirement of Richard L. Bready and Appointment of J. David Smith as Interim Chief Executive Officer

On June 30, 2011, the Company announced that Richard L. Bready planned to retire from the positions of Chairman of the Board, President and Chief Executive Officer of the Company, effective as of July 1, 2011 (the “Bready Retirement Date”). Mr. Bready remained an employee of the Company through the close of business on July 1, 2011, at which time his resignation from all positions with the Company became effective.

In connection with his retirement, Mr. Bready entered into a separation agreement with the Company dated June 30, 2011 (the “Bready Separation Agreement”). Pursuant to the terms of the Bready Separation Agreement, Mr. Bready was entitled to receive: (i) severance equal to $5,250,000, payable over 18 months in equal installments; (ii) a lump sum payment equal to $1,000,000 in lieu of the lifetime health and medical coverage Mr. Bready would have been entitled to receive under his employment agreement, with a tax gross-up to cover all state and federal income taxes in connection with this payment; and (iii) approximately $750,000, payable over 18 months in equal installments in lieu of certain perquisites set forth in Mr. Bready's employment agreement. Due to the requirements of Section 409A of the Code, and pursuant to Company policy, payment of the cash payments described in (i)

and (iii) above commenced on January 3, 2012 (with the first payment equal to six months' payment) and payment of the cash payment described in (ii) above occurred on January 3, 2012. In addition, pursuant to the terms of the Separation Agreement, one-half of Mr. Bready's stock options that were scheduled to vest in December 2011 vested on the Bready Retirement Date. These vested stock options will remain exercisable until the earlier of (i) five years from the Bready Retirement Date or (ii) their original expiration date. All of the remaining unvested equity awards held by Mr. Bready were forfeited on the Bready Retirement Date. Mr. Bready is subject to non-competition and non-solicitation restrictions for a period of one-year following the Bready Retirement Date and has agreed to a release of claims against the Company.

On July 1, 2011, the Board appointed J. David Smith, who has been a director of the Company since February 2010, as Interim Chief Executive Officer of the Company.

In connection with Mr. Smith's appointment as Interim Chief Executive Officer of the Company, the Company entered into an Interim Chief Executive Officer Agreement (the “Interim CEO Agreement”) with Mr. Smith, dated June 30, 2011. Mr. Smith commenced employment as Interim Chief Executive Officer on July 1, 2011 and served as Interim Chief Executive Officer until the commencement of Michael J. Clarke's employment with the Company as President and Chief Executive Officer on December 30, 2011 (for further information, see “- Appointment of Michael J. Clarke as President and Chief Executive Officer” below). During his employment, Mr. Smith received a monthly salary of $105,000. Pursuant to the Interim Chief Executive Officer Agreement, Mr. Smith was not entitled to any severance or other payments upon his termination of employment. Mr. Smith received an annual incentive bonus for 2011 of $370,000. Although Mr. Smith's bonus was not tied to any specific performance goals and he was not formally a participant in the 2011 Plan, the Compensation Committee determined the amount of his bonus based on the same principles as it applied to the bonuses awarded to Messrs. Hall, Donnelly and Cooney, as described below under “- Annual Bonus Awards”. This bonus was pro-rated to reflect Mr. Smith's period of employment with the Company in 2011. Mr. Smith was not entitled to receive fees for attending Board and committee meetings while serving as the Interim Chief Executive Officer and his retainer for membership on the Board was pro-rated for 2011 such that he was paid fees totaling $61,500 for the portion of 2011 in which he was providing services to the Company solely in his capacity as a member of the Board.

Retirement of Bruce E. Fleming

On August 17, 2011, the Company announced that Bruce E. Fleming planned to retire from his position as Vice President - Corporate Development of the Company effective as of September 1, 2011 (the “Fleming Retirement Date”).

In connection with his retirement, Mr. Fleming entered into a Separation Agreement with the Company dated August 23, 2011 (the “Fleming Separation Agreement”). Pursuant to the Fleming Separation Agreement, Mr. Fleming became entitled to receive: (i) a lump-sum severance payment equal to $500,000 on September 1, 2011 and (ii) continued coverage under the Company's health insurance benefits for a period of 12 months after Fleming Retirement Date. All unvested equity awards held by Mr. Fleming as of the Fleming Retirement Date were forfeited. All of Mr. Fleming's vested stock options remained exercisable until November 29, 2011, at which date any unexercised options were forfeited. Mr. Fleming is subject to non-competition and non-solicitation restrictions for a period of 12-months and 24-months, respectively, and has agreed to a release of claims against the Company.

Appointment of Michael J. Clarke as President and Chief Executive Officer and Resignation of J. David Smith as Interim Chief Executive Officer

On December 20, 2011, the Company announced that Michael J. Clarke was appointed as our President and Chief Executive Officer, effective as of December 30, 2011. In connection with the commencement of his employment, we entered into an Employment Agreement with Mr. Clarke, the terms of which are summarized under “Executive Compensation - Employment Agreements - Employment Agreement of Michael J. Clarke” below.

In making its determination on the amount and terms of the pay package for Mr. Clarke, the Compensation Committee considered a variety of factors, including Mr. Clarke's existing compensation arrangements at his prior employer, the compensation levels of the other named executive officers, and CEO market compensation data provided by its compensation consultant, The Hay Group (“Hay Group”). In structuring Mr. Clarke's base salary and target annual incentive compensation, the Compensation Committee sought to provide compensation opportunities close to the median of the market. In structuring Mr. Clarke's long-term incentive compensation grants and opportunities, the Compensation Committee viewed his compensation opportunity over a longer-term time horizon: specifically, in order to provide Mr. Clark with sufficient immediate alignment with shareholder interests, the Compensation Committee decided to provide a larger equity grant up-front (to vest over five years) than would be provided on an ongoing basis annually. This equity award was provided in the form of stock options, time-vested restricted stock and performance-vested stock. The Company has adopted this same long-term compensation award mix for the other named executive officers for fiscal year 2012.

Compensation Philosophy and Objectives

The Compensation Committee believes that the Company's compensation program is designed to attract, motivate, reward and retain high caliber executives to assist the Company in achieving its strategic and operating objectives, and to compensate them at a level that is commensurate with both corporate and individual performance achievement, with the ultimate goal of increasing the value of the stockholders' investment. The Company has used a mix of short-term compensation, consisting of base salaries and cash bonuses, and long-term compensation, consisting of equity incentive compensation. The Compensation Committee reviews the Company's executive compensation program on an ongoing basis, including its philosophy and objectives.

Background on Executive Compensation Structure and Process

Under the Company's corporate governance structure and committee charters, the Compensation Committee is responsible for determining the compensation of the Company's Chief Executive Officer, and the full Board is responsible for the determining the compensation of the Company's named executive officers other than the Chief Executive Officer. The Board takes into account the recommendations of the Compensation Committee and the Board and the Compensation Committee also seek input from the Chief Executive Officer (other than with respect to his own compensation). Messrs. Clarke, Hall and Donnelly also have, and Messrs. Smith and Bready had, employment agreements which govern certain elements of their compensation. In addition, as described above, Messrs. Bready and Fleming have separation agreements which govern certain elements of their compensation. To the extent required by applicable tax or securities laws, or to the extent that authority is delegated to it by the Board, the Compensation Committee may also approve the specific elements of compensation for executive officers in addition to the Chief Executive Officer. No such authority was delegated by the Board to the Compensation Committee in 2011.

Use of Compensation Consultants and Benchmarking Data

On March 22, 2011, the Compensation Committee engaged Hay Group as its independent consultant to conduct a comprehensive review of the Company's executive compensation program and advise the Compensation Committee on all compensation matters related to the Company's executives. In the process of choosing Hay Group as its compensation consultant, the Compensation Committee interviewed and considered four leading subject-matter experts in the field. Hay Group was chosen primarily based on its breadth of experience and strength of its engagement team as well as on other factors, including approach and timing. Hay Group assisted the Compensation Committee with, among other things, (i) performing a review of the Company's executive compensation program, (ii) determining the appropriate allocation among short-term and long-term compensation, cash and non-cash compensation, and the different forms of non-cash compensation and (iii) identifying an appropriate peer group for purposes of benchmarking the Company's executive compensation. The Compensation Committee used data and analysis provided by Hay Group, among other factors, in recommending and/or determining base salaries and equity incentives for our named executive officers in 2011 and in developing the 2011 Plan and the annual bonus program for 2012.

The Company benchmarks compensation for its named executive officers against both a publicly-traded peer group as well as published survey data (together, the “Market”). The publicly-traded peer group is comprised of similarly-situated companies with a size and scope consistent with that of the Company. When establishing a list of peer companies, Hay Group considered many factors including size (revenues, market capitalization and number of employees), nature of business (business comparators and similar customer base), organizational complexity and business model (span and scope of the organization), competition for executive talent (organizations from which executives may be recruited to and from) and location. While all of the aforementioned factors are taken in account, Hay Group considers the most important to be size and competition for executive talent as these provide the most meaningful insight into competitive practices. With input from Hay Group, the Compensation Committee identified a publicly-traded peer group consisting of the following fifteen companies:

•	Actuant Corp.

•	Acuity Brands Inc.

•	Ametek Inc.

•	Armstrong Worldwide Industries Inc.

•	Comfort Systems USA Inc.

•	Emcor Group Inc.

•	Idex Corp.

•	Lennox International Inc.

•	Mueller Industries Inc.

•	Mueller Water Products Inc.

•	Owens Corning

•	Regal Beloit Corp.

•	A.O. Smith Corp.

•	SPX Corp.

•	USG Corp.

The publicly-traded peer group identified above will be reviewed on an annual basis to ensure each company remains an appropriate comparator company taking into account the factors noted above.

When benchmarking executive pay levels and practices relative to the publicly-traded peer group, Hay Group's comparative analysis takes into account both the title of peer executives as well as their relative pay rank. For the Company's CEO and CFO, Hay Group benchmarked these executives in relation to all other peer CEOs and CFOs as all companies are required to disclose these two positions in their proxy statements. In order to be statistically meaningful and ensure a robust data set, Hay Group matched Company named executive officers other than the Chief Executive Officer and Chief Financial Officer to similar pay ranked named executive officer at peer companies (i.e., the third, fourth and fifth highest paid executives other than the CEO and CFO).

In addition to the publicly-traded peer group identified above, Hay Group also considered published survey data from the 2010 Mercer Benchmark Database, Executive Volumes I & 11. This survey includes information from 2,269 general market organizations from a cross-section of different industries. Hay Group collected data from jobs of comparable function, size and complexity and adjusted for the Company's corporate and applicable business unit size.

In order to establish a representation of the Market, Hay Group relied equally on the publicly-traded peer group and published survey data, weighting each at 50% in its representation of the market.

Benchmarking in comparison to the Market is one of several factors considered in the compensation process but is not in and of itself determinative. The relative position of individual executive officers in comparison to the peer group is based on their respective competencies, experience and performance. While the Company does not establish executive pay based solely on benchmarking data, we believe that our pay levels and practices should be within a range of competitiveness with the Market, and benchmarking provides us with an assessment of reasonableness and competitiveness. To that end, the Company generally views the median of the market as a reference point against which to evaluate the competitiveness of its target total compensation. However, each individual's actual compensation is based on numerous factors including the individual's level of experience in the role and the annual and long-term performance of both the Company and the individual.

Elements of Compensation

There are four primary components of the compensation package that the Company provides to each of our named executive officers. Those components are:

•	base salary;

•	annual bonus awards;

•	equity-based awards; and

•	retirement-related and other benefits.

Base Salary

The Company provides its named executive officers, like its other employees, with a base salary in order to compensate them for the services which they provide to the Company over the course of the year. Salaries for our named executive officers are typically evaluated annually and adjusted from their base level from year to year based upon their performance and level of responsibilities. In certain instances, such as in 2009 and 2010, there were no adjustments to salaries due to factors such as the downturn in the industry and market conditions.

Messrs. Clarke, Hall and Donnelly each have employment agreements that require the Company to pay them a minimum annual base salary of $925,000, $500,000 and $375,000, respectively. Mr. Bready's employment agreement required the Company to pay him a minimum annual base salary of $3,500,000 prior to his resignation from his position as President and Chief Executive Officer of the Company effective July 1, 2011. Mr. Smith was entitled to a monthly salary of $105,000 during the time he was employed as our Interim Chief Executive Officer. Adjustments to the base salary of Mr. Clarke and Mr. Bready are determined by the Board and adjustments to the base salaries of Messrs. Donnelly and Hall are determined by our Chief Executive Officer. The Chief Executive Officer has historically sought the approval of the Compensation Committee for salary increases for Messrs. Donnelly and Hall, and Mr. Bready continued this practice in fiscal year 2011. Adjustments to the base salaries of Messrs. Cooney and Fleming are determined by the Board based on the recommendations of the Compensation Committee.

After reviewing the Market data provided by Hay Group and considering the Company's performance against plan in 2010 and each named executive officer's performance and contributions to the Company's performance in 2011, the annual base salary of Messrs. Hall, Donnelly, Cooney, and Fleming were increased as follows: Mr. Hall, from $500,000 to $520,000; Mr. Donnelly, from $375,000 to $450,000; Mr. Cooney, from $300,000 to $375,000; and Mr. Fleming, from $300,000 to $312,000 prior to his retirement effective September 1, 2011. Mr. Bready received no increase in fiscal year 2011.

Annual Bonus Awards

Annual bonus awards comprise a significant portion of the cash compensation of our named executive officers, and are designed to reward the Company's executives for their contributions to the Company's efforts to meet its performance goals and the achievement of the executive's own performance goals. Plan-based cash awards are designed as a target percentage of base salary and are awarded based on achievement of goals established by the Compensation Committee. By tying executives' cash compensation to the achievement of pre-established goals, these plan-based awards are designed to align executives' interests with the intermediate-range goals of the Company's strategy.

For fiscal year 2011, the Board, based upon the recommendation of the Compensation Committee, approved the 2011 Plan, pursuant to which the target cash bonus amount for each of Messrs. Hall, Cooney and Donnelly was 75% of his respective base salary. The actual amount of each executive's bonus to be paid under the 2011 Plan was based on the achievement of both Company and individual performance goals. A portion of the bonus, equal to 70% (the “Adjusted EBITDA Bonus”), was based on the Company's achievement of the Adjusted EBITDA targets established by the Board (the “Target Adjusted EBITDA”). The computation of Adjusted EBITDA under the 2011 Plan is performed by reference to the Company's Consolidated Cash Flow as defined in the Company's indenture governing its 8.5% Senior Notes due 2021. An explanation of how we calculate this is contained in “Management's Discussion of Financial Condition and Results of Operations - Consolidated Cash Flow and Adjusted Consolidated Cash Flow” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, excluding the pro-forma effect of acquisitions and dispositions set forth therein, which was equal to $2.5 million for fiscal year 2011. Participants in the 2011 Plan were eligible to receive 50% of their Adjusted EBITDA Bonus if 85% of the Target Adjusted EBITDA was achieved, 100% of their Adjusted EBITDA Bonus if 100% of the Target Adjusted EBITDA was achieved, and 200% of their Adjusted EBITDA Bonus if at least 120% of the Target Adjusted EBITDA was achieved. For fiscal year 2011, Target Adjusted EBITDA was $220 million. If Adjusted EBITDA for fiscal year 2011 was between the minimum, target and maximum amounts established by the Board, the Adjusted EBITDA Bonus for participants in the 2011 Plan was to be determined on a basis of linear interpolation between such amounts. The Compensation Committee also established individual performance goals for each Plan participant, and 30% of the bonus was based on the executive's achievement of his individual goals. No bonus was to be paid under the 2011 Plan if Adjusted EBITDA for fiscal year 2011 was below $180 million, the minimum amount established by the Board. Given that Mr. Clarke commenced employment at the end of fiscal year 2011, he was not a participant in the 2011 Plan.

Individual performance goals for Messrs. Hall, Cooney and Donnelly consisted of the following objectives. For Mr. Hall, they were related to conducting investor meetings and presentations, successful refinancing of our outstanding notes and strengthening his internal finance team and the financial close process. For Mr. Donnelly, they were related to settlement of certain outstanding litigation, successful refinancing of our outstanding notes, ensuring compliance with certain specific legal requirements associated with our business units and listing our common stock on a national exchange. For Mr. Cooney, they were related to conducting investor meetings and presentations, successful refinancing of our outstanding notes and listing our common stock on a national exchange. Each goal was weighted equally for each respective executive.

After fiscal year 2011, the Compensation Committee determined that the minimum level of Adjusted EBITDA necessary for Messrs. Hall, Cooney and Donnelly to be eligible for his respective portion of the bonuses under the 2011 Plan based on individual goals was achieved. The Compensation Committee then reviewed each officer's performance against his individual goals and determined that each officer achieved 100% of the portion of the 2011 bonus that was related to individual goals, which resulted in the following bonus payments: Mr. Hall, $117,000; Mr. Donnelly, $101,250; and Mr. Cooney, $84,375.

The Compensation Committee then reviewed the terms of the 2011 Plan with the respect to the portion of bonuses to be paid solely on the basis of the amount of Adjusted EBITDA of the Company for 2011. The Committee determined that paying bonuses on such basis would result in paying amounts in excess of what the Compensation Committee believed was warranted based on the Company's operating results for 2011. As a result, the Committee decided not to pay any such bonus amounts. Instead, the Compensation Committee reviewed the performance of the Messrs. Hall, Cooney and Donnelly during fiscal year 2011 in light of the unusual events related to the leadership transition resulting from Mr. Bready's departure, and decided to award a discretionary bonus to each of these executive officers in the following amounts: Mr. Hall, $83,000; Mr. Donnelly, $98,750; and Mr. Cooney, $115,625.

In addition, pursuant to the terms of his Interim Chief Executive Officer Agreement, Mr. Smith received a discretionary cash bonus of $370,000. Although Mr. Smith was not a participant in the 2011 Plan, the Compensation Committee determined the amount of his bonus based on the same principles as it applied to the determination of the amount of the bonuses paid to Messrs. Hall, Cooney and Donnelly.

Equity-Based Awards

The Company grants equity-based awards to its named executive officers pursuant to the 2009 Plan. Equity-based awards are designed to reward our named executive officers and motivate their performance, which the Board believes will have a long-term impact on increasing stockholder value. The Board believes that it is important to ensure that our named executive officers' interests are appropriately aligned with those of the shareholders of the Company. Equity-based awards are subject to time- and/or performance-vesting features and the equity nature of the awards incentivize the Company's executive officers to continue their service and advance the long-term interests of the Company.

In connection with the commencement of his employment, Mr. Clarke received a grant of 200,000 options to purchase shares of the Company's common stock under the 2009 Plan in December 2011. The shares subject to the option vest in 20% installments on each of the first five anniversaries of the date of grant, subject to Mr. Clarke's continuous employment through each such vesting date. Also, in connection with the commencement of his employment, Mr. Clarke received 150,000 restricted shares of the Company's common stock under the 2009 Plan. One-third of these restricted shares are subject to time-based vesting and vest in 20% installments on each of the first five anniversaries of the date of grant, subject to his continuous employments through each such vesting date, and two-thirds of these restricted shares vest in 20% installments on each of the first five anniversaries of the date grant, subject to the attainment of performance goals established by the Board and the Compensation Committee and further subject to Mr. Clarke's remaining continuously employed through each such vesting date.

On July 1, 2011, the Board, based on the recommendation of the Compensation Committee, granted awards of restricted stock to each of Messrs. Hall, Cooney, Donnelly and Fleming. In each case, one-third of the shares granted will vest on July 1 in each of 2012, 2013 and 2014, and subject to each executive's continuous employment through each such vesting date.

The amount of each named executive officer's award opportunities was determined by the Board after reviewing market data provided by Hay Group and, for the named executive officers other than Mr. Clarke, the executive's then-current equity holdings and performance and contributions to the Company. For Mr. Clarke, as described above, the Board decided to provide a larger equity grant up-front than would be provided on an ongoing basis annually in order to provide Mr. Clark with sufficient immediate alignment with shareholder interests.

Retirement-Related Benefits

The Company provides competitive retirement-related benefits as part of its compensation package to attract and retain talented and experienced executive officers.

401(k) Plan

Each of the named executive officers, like all of our other full-time employees, is eligible to participate in the Company's 401(k) Savings Plan (the “401(k) Plan”). The 401(k) Plan is a tax-qualified retirement savings plan pursuant to which all of the Company's employees, including the named executive officers, are able to contribute the lesser of 18% of their annual salary or the limit prescribed by the Internal Revenue Service to the plan on a before-tax basis. Effective July 1, 2010, the Company reinstated a discretionary match of 25% of the participants' contributions up to 6% of compensation (for a maximum possible match of 1.5%). For 2011 under the 401(k) Plan, Messrs. Bready, Hall, Donnelly, Cooney and Fleming each received $3,675 of employer match contributions and $6,125 of Company-paid profit sharing contributions.

Pension Plan

Messrs. Bready, Hall and Donnelly are eligible to receive benefits under the Company's tax-qualified pension plan as a result of their respective tenures with the Company. The Company's qualified pension plan was frozen as of December 31, 1995, and no further increases in benefits may occur as a result of additional service or increases in compensation. Messrs. Clarke, Cooney, Smith and Fleming are not eligible to receive benefits under the qualified pension plan.

Supplemental Executive Retirement Plan

The Company maintains the Nortek, Inc. Supplemental Executive Retirement Plan B (the “SERP”) in which Mr. Fleming is the sole participant. The SERP provides plan participants with a benefit equal to the value of an annuity with monthly payments for 180 months.

Other Benefits

The Company also provides each of its named executive officers with health and life insurance benefits as well as certain other benefits that are required by the terms of the existing employment agreements with the named executive officers. Mr. Bready's employment agreement provided that upon a termination of his employment for any reason, including his retirement, the Company was obligated to provide lifetime medical coverage to Mr. Bready, his spouse and his dependents in an amount up to $1,000,000 or, at Mr. Bready's election, a lump-sum payment in lieu of this coverage. Upon his retirement effective July 1, 2011, Mr. Bready elected to receive a lump sum payment of $1,000,000 in lieu of the lifetime medical coverage he would have been entitled to, payment of which was delayed until January 3, 2012 due to the requirements of Section 409A of the Code and pursuant to Company policy. The Company is required to “gross-up” the amount Mr. Bready receives for all applicable state and federal taxes on this payment. In the case of Messrs. Hall and Donnelly, in the event the named executive officer's employment is terminated for any reason, if there is a change-in-control or upon the third anniversary of the Reorganization, the Company is required to make a lump-sum payment of up to $1,000,000 in lieu of any lifetime medical coverage which would have been due under the respective employment agreement, with a “gross-up” for all applicable state and federal taxes. The payment, prior to the tax gross-up, will be at least $838,707 in the case of Mr. Hall and at least $863,432 in the case of Mr. Donnelly. The Company is also required, by the terms of the existing employment agreements with Messrs. Hall and Donnelly, to provide them with an excise tax gross-up in connection with so-called “golden parachute payments.”

The Company also provides perquisites, some of which are discretionary while others are provided pursuant to the terms of the employment agreements between the Company and Messrs. Hall and Donnelly and were provided pursuant to Mr. Bready's employment agreement prior to his retirement effective as of July 1, 2011. Under the terms of the Bready Separation Agreement, Mr. Bready will receive approximately $750,000, payable over 18 months in equal installments in lieu of perquisites which would have been due under his employment agreement. The purpose of these perquisites is to motivate employees, create goodwill, and reward employees for achievements that may not be measurable in financial metrics. These perquisites are reflected in the “All Other Compensation” column in the Summary Compensation Table below and the related footnotes.

Termination Compensation

In order to attract and retain executives, the Company believes that certain severance arrangements for its named executive officers are appropriate and necessary. For Messrs. Clarke, Hall and Donnelly, their termination compensation is determined pursuant to the terms and conditions of their employment agreements. Messrs. Bready's and Fleming's termination compensation is governed by the Bready Separation Agreement and Fleming Separation Agreement, see “- Employment Agreements - Separation Agreement of Richard L. Bready” and “- Employment Agreements - Separation Agreement of Bruce E. Fleming” below. Mr. Cooney's termination compensation is determined pursuant to the terms and conditions of the Company's Second Amended and Restated Change in Control Severance Benefit Plan. The Company believes that termination benefits and change-of-control payments are helpful to provide certainty to the named executive officers with respect to their positions with the Company and to ensure that the named executive officers consider corporate transactions which are in the best interest of the stockholders of the Company without concern over whether the transactions may jeopardize the executive's employment. Also, these benefits help to ensure that the Company will have the continued dedication and full attention of key employees.

For more information on termination compensation payments for the named executive officers, see the disclosure under “- Employment Agreements - Potential Payments upon Termination of Employment or Change-in-Control,” “- Employment Agreements - Separation Agreement of Richard L. Bready” and “- Employment Agreements - Separation Agreement of Bruce E. Fleming” below.

Consideration of Stockholders' Advisory Say-on-Pay Vote

The Compensation Committee considered the results of the advisory 'say-on-pay' proposal on which stockholders voted at the Company's 2011 annual meeting and has weighed the results as one of many factors considered in connection with the discharge of its responsibilities, although no factor is assigned a quantitative weighting. Because approximately 99.9% of the Company's stockholders approved the compensation program described in the Company's proxy statement in 2011, the Compensation Committee did not implement changes to the Company's executive compensation program as a result of the stockholder advisory vote.

Tax and Accounting Implications

Section 162(m) of the Code generally disallows a tax deduction to public companies for taxable compensation over $1 million paid to certain executives. Performance-based compensation is not subject to the deduction limit if certain requirements are met. At such time as it is subject to the deduction limitation imputed by Section 162(m), the Company expects to take Section 162(m) of the Code into account in making its executive compensation decisions, but reserves the right to pay amounts that are not deductible.

The Company accounts for equity compensation paid to its employees in accordance with ASC 718, “Compensation - Stock Compensation,” (“ASC 718”), which requires us to measure and recognize compensation expense in the Company's financial statements for all share-based payments based upon an estimate of their grant date fair value over the service period of the award. The Company records cash compensation as an expense at the time the obligation is accrued.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to individuals who served as the Company's Chief Executive Officer during 2011, the Company's Chief Financial Officer, and the Company's other named executive officers during fiscal year 2011.

Name and Principal Position	Year	Salary	Bonus (1)	Non-Equity Incentive Plan Compensation(2)	Stock Awards(3)	Option Awards(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (5)	All Other Compensation (6)(7)	Total Compensation
Michael J. Clarke .............................	2011	$3,507	$500,000	—	$1,308,000	$2,180,000	—		$3,991,507
President and Chief	2010	—	—	—	—	—	—	—	—
Executive Officer	2009	—	—	—	—	—	—	—	—
J. David Smith ................................	2011	$630,000	$370,000	—	$40,016	—	—	$61,500	$1,101,516
Former Interim Chief	2010	—	—	—	—	$44,400	—	70,500	119,260
Executive Officer	2009	—	—	—	—	—	—	—	—
Richard L. Bready ...........................	2011	$1,750,000	—	—	—	—	$163,000	$ 8,052,620	$9,965,620
Former Chairman, President	2010	3,500,000	—	—	—	—	33,000	315,611	3,848,611
and Chief Executive Officer	2009	3,500,000	—	$500,000	$3,595,650	$1,484,122	343,000	300,988	9,723,760
Almon C. Hall ................................	2011	$520,000	$83,000	$117,000	$359,800	—	122000	$62,730	$1,264,530
Senior Vice President and	2010	500,000	$350,000	—	—	—	72,000	65,709	987,709
Chief Financial Officer	2009	500,000	—	300,000	479,825	$198,050	120,000	46,747	1,644,622
Kevin W. Donnelly .........................	2011	$419,950	$98,750	$101,250	$359,800	—	39000	$79,323	$1,098,073
Senior Vice President, General	2010	375,000	$350,000	—	—	—	18,000	52,171	795,171
Counsel and Secretary	2009	375,000	—	300,000	479,825	$198,050	26,000	40,404	1,419,279
Edward J. Cooney ...........................	2011	$343,500	$115,625	$84,375	$359,800	—	—	$34,332	$937,632
Senior Vice President and	2010	300,000	$260,000	—	—	—	—	32,077	592,077
Treasurer	2009	300,000	—	$300,000	479,825	$198,050	—	23,830	1,301,705
Bruce E. Fleming ............................	2011	$208,000	—	—	$179,900	—	334500	$525,608	$1,248,008
Former Vice President -	2010	300,000	$100,000	—	—	—	147,000	25,909	572,909
Corporate Development	2009	300,000	15,000	—	84,675	$34,950	124,000	19,022	577,647

(1)	For fiscal year 2011, Mr. Smith was paid a discretionary cash bonus pursuant to the terms of his Interim Chief Executive

Officer Agreement and Mr. Clarke received a signing bonus pursuant to the terms of his employment agreement. As described above under “Compensation Disclosure & Analysis -- Annual Bonus Awards”, each of Messrs. Hall, Cooney and Donnelly was paid both a bonus under the 2011 Plan as well as a discretionary cash bonus for fiscal year 2011.

For fiscal year 2010, the Board awarded each of Messrs. Hall, Donnelly, Cooney and Fleming a discretionary cash bonus.

For fiscal year 2009, the Board awarded Mr. Fleming a discretionary cash bonus.

(2)	For fiscal year 2011, represents the amounts paid to the named executive officers based on that attainment of individual performance goals under the 2011 Plan.

For fiscal year 2009, represents amounts paid pursuant to the Emergence Bonus Plan, which was court-approved as part of the Reorganization. On the date the Company emerged from bankruptcy, cash bonuses were awarded and paid to Messrs. Bready, Hall, Donnelly and Cooney in fiscal year 2009 for their efforts in completing the Reorganization.

(3)
The amounts for Messrs. Bready, Hall, Donnelly, Cooney and Fleming represent the dollar amount of the aggregate grant date fair value of the restricted stock awards granted during each fiscal year determined in accordance with ASC Topic 718 and based on a grant date fair value of a share of our common stock equal to $35.98 for restricted stock awards granted during fiscal year 2011 and $11.29 for restricted stock awards granted during fiscal year 2009. Shares of restricted stock granted in fiscal year 2009 are subject to both time- and performance-based vesting and vest at the rate of 25% per year, subject to satisfaction of 95% of Adjusted EBITDA performance criteria for fiscal years 2010, 2011, 2012 and 2013. The value reported in the table represents the value of restricted stock awards granted in 2009, assuming 95% of Adjusted EBITDA performance criteria was achieved during each of fiscal years 2011, 2012 and 2013.

The amount for Mr. Clarke represents the dollar amount of the aggregate grant date fair value of the restricted stock awards granted during fiscal year 2011 determined in accordance with ASC Topic 718 and based on a grant date fair value of a share of our common stock equal to $26.16.

Mr. Smith's restricted stock awards were received in his capacity as a director and not in his capacity as Interim Chief Executive Officer. The amount of his restricted stock award represents the dollar amount of the aggregate grant date fair value of the restricted stock awards granted during the fiscal year 2011 determined in accordance with ASC Topic 718 and based on a grant date fair value of a share of common stock equal to $20.50.

Mr. Fleming forfeited his 2011 stock award upon his resignation, effective September 1, 2011. There were no restricted stock grants made in fiscal year 2010.

(4)
The amounts for Messrs. Bready, Hall, Donnelly, Cooney and Fleming represent the dollar amount of the aggregate grant date fair value of the stock options granted during fiscal year 2009 determined in accordance with ASC Topic 718 and based on a grant date fair value of a stock option equal to $4.66. There were no stock option grants made to these individuals in fiscal years 2011 or 2010.

The amount for Mr. Clarke represents the dollar amount of the aggregate grant date fair value of the stock option awards granted during fiscal year 2011 determined in accordance with ASC Topic 718 and based on a grant date fair value of a stock option equal to $10.90.

Mr. Smith's stock option awards were received in his capacity as a director and not in his capacity as Interim Chief Executive Officer. The amount of his stock option award represents the dollar amount of the aggregate grant date fair value of the stock option awards granted during fiscal year 2010 determined in accordance with ASC Topic 718 and based on a grant date fair value of a stock option equal to $4.44.

(5)
For fiscal year 2011, the gross change in the estimated lump sum value of Mr. Bready's benefit of $163,000 is the net result of a decrease of $62,000 due to passage of time and an increase of $225,000 due to a change in assumptions (mortality and discount rate). The gross change in the estimated lump sum value of Mr. Hall's benefit of $122,000 is the net result of an increase of $36,000 due to the passage of time and an increase of $86,000 due to a change in assumptions (mortality and discount rate). The gross change in the estimated lump sum value of Mr. Donnelly's benefit of $39,000 is the net result of an increase of $7,000 due to the passage of time and an increase of $32,000 due to a change in assumptions (mortality and discount rate). The gross change in the estimated present value of Mr. Fleming's benefit of $334,500 is the net result of an increase of $87,000 due to the passage of time (including $42,000 in benefits earned), an increase of $89,000 due to a change in assumptions (mortality and discount rate) and an increase of $158,500 due to a “Qualified Termination” under the SERP, whereby Mr. Fleming terminated employment within 24 months following a “Change of Control” by the Company (as defined in the SERP). Accordingly, payment of Mr. Fleming's benefits commenced without being reduced for early retirement.

For fiscal year 2010, the gross change in the estimated lump sum value of Mr. Bready's benefit of $33,000 is the net result of a decrease of $54,000 due to passage of time and an increase of $87,000 due to a change in assumptions (mortality and discount rate). The gross change in the estimated lump sum value of Mr. Hall's benefit of $72,000 is the net result of an increase of $39,000 due to the passage of time and an increase of $33,000 due to a change in assumptions (mortality and discount rate). The gross change in the estimated lump sum value of Mr. Donnelly's benefit of $18,000 is the net result of an increase of $7,000 due to the passage of time and an increase of $11,000 due to a change in assumptions (mortality and discount rate). The gross change in the estimated present value of Mr. Fleming's benefit of $147,000 is the net result of $110,000 due to the passage of time (including $69,000 in benefits earned) and an increase of $37,000 due to a change in assumptions (mortality and discount rate).

For fiscal year 2009, the gross change in the estimated lump sum value of Mr. Bready's benefit of $343,000 is the net result of an increase of $54,000 due to passage of time and an increase of $289,000 due to a change in assumptions (mortality and discount rate). The gross change in the estimated lump sum value of Mr. Hall's benefit of $120,000 is the net result of an increase of $24,000 due to the passage of time and an increase of $96,000 due to a change in assumptions (mortality and discount rate). The gross change in the estimated lump sum value of Mr. Donnelly's benefit of $26,000 is the net result of an increase of $3,000 due to the passage of time and an increase of $23,000 due to a change in assumptions (mortality and discount rate). The gross change in the estimated present value of Mr. Fleming's benefit of $124,000 is the net result of $88,000 due to the passage of time (including $52,000 in benefits earned) and an increase of $36,000 due to a change in assumptions (mortality and discount rate).

(6)	For Mr. Smith, includes: $70,500 for fiscal year 2010 and $61,500 for fiscal year 2011 for fees earned and paid in cash for his service on the Board.

For Mr. Bready, includes: for fiscal year 2011 in connection with his retirement from the Company, a severance payment of $5,250,000 pursuant to the terms of his separation agreement, $1,000,000 pursuant to the terms of his separation agreement in lieu of lifetime health and medical coverage he would have been entitled to pursuant to his employment agreement and a “gross-up” of this payment of $737,619 for all applicable federal and state taxes, and $750,000 pursuant to his separation agreement in lieu of certain perquisites set forth in Mr. Bready's employment agreement (for more information, see “- Employment Agreements - Separation Agreement of Richard L. Bready” below); $262,675 for fiscal year 2011, $231,447 for fiscal year 2010 and $217,954 for fiscal year 2009 related to personal use of the Company's fractional ownership of aircrafts; $5,588 for fiscal year 2011, $8,382 for fiscal year 2010 and $4,356 for fiscal year 2009 related to excess group term life insurance; $4,381 for fiscal year 2011 and $4,600 for fiscal year 2010 for 2009 for personal use of automobiles provided by the Company; $12,000 in fiscal year 2011 and $33,500 for fiscal year 2010 for tax preparation services; $12,055 for fiscal year 2011, $21,495 for fiscal year 2010 and $68,868 for fiscal year 2009 for reimbursement by the Company for health related costs paid by the executive; and $8,502 for fiscal year 2011, $10,062 for fiscal year 2010 and $9,811 for fiscal year 2009 for country club dues and assessments for personal use. To determine the aggregate incremental cost of Mr. Bready's personal use of the Company's fractional ownership of aircrafts, Mr. Bready classifies all flights as either personal or business use, and the Company aggregates the itemized costs billed to the Company for each flight Mr. Bready has identified as personal. The aggregate incremental cost of tax preparation services is the amount billed to the Company by an outside tax consultant for Mr. Bready's personal tax services.

For Mr. Hall, includes: $4,356 for each of fiscal years 2011, 2010 and 2009 related to Company-paid premiums for excess group term life insurance; $24,643 for fiscal year 2011, $23,080 for fiscal year 2010 and $23,228 for fiscal year 2009 for personal use of an automobile provided by the Company; $3,500 for fiscal year 2011 and $2,500 for each of fiscal years 2010 and 2009 for tax preparation services; $10,589 for fiscal year 2011, $15,889 for fiscal year 2010 and $6,821 for fiscal year 2009 for reimbursement by the Company for health-related costs paid by the executive; $9,842 for each of fiscal years 2011, 2010 and 2009 for country club dues and assessments for personal use.

For Mr. Donnelly, includes: $2,838 for each of fiscal years 2011 and 2010 and $1,518 for fiscal year 2009 related to Company-paid premiums for excess group term life insurance; $23,419 for fiscal year 2011, $18,389 for fiscal year 2010 and $18,739 for fiscal year 2009 for personal use of an automobile provided by the Company; $21,916 for 2011, $15,451 for fiscal year 2010 and $13,746 for fiscal year 2009 for reimbursement by the Company for health-related costs paid by the executive; and $21,350 for fiscal year 2011, $6,680 for fiscal year 2010 and $6,400 for fiscal year 2009 for country club dues and assessments for personal use.

For Mr. Cooney, includes: $4,356 for each of fiscal years 2011, 2010 and 2009 related to Company-paid premiums for excess group term life insurance; $18,676 for 2011, $16,882 for fiscal year 2010 and $16,974 for fiscal year 2009 for personal use of an automobile provided by the Company; and $1,500 for fiscal year 2011 and $2,500 for each of fiscal years 2010 and 2009 for tax preparation services.

For Mr. Fleming, includes: for fiscal year 2011 a severance payment of $500,000 (see “- Employment Agreements - Separation Agreement of Bruce E. Fleming” below for more information); $3,630 for fiscal year 2011, $4,356 for fiscal year 2010 and $2,838 for fiscal year 2009 related to Company-paid premiums for excess group term life insurance; and $12,178 for fiscal year 2011, $13,468 for fiscal year 2010 and $16,184 for fiscal year 2009 for personal use of an automobile provided by the Company.

(7)
For fiscal year 2011, includes Company-paid matching contributions of $3,675 each for Messrs. Bready, Hall, Donnelly, Cooney and Fleming and Company-paid profit sharing contributions of $6,125 each for Messrs. Bready, Hall, Donnelly, Cooney and Fleming under the 401(k) Plan, which is a defined contribution retirement plan.

For fiscal year 2010, includes Company-paid matching contributions of $3,918 for Mr. Hall, $2,688 for Mr. Donnelly, $2,214 for Mr. Cooney and $1,960 for Mr. Fleming and Company-paid profit sharing contributions of $6,125 each for Messrs. Bready, Hall, Donnelly, Cooney and Fleming under the 401(k) Plan.

For fiscal year 2009, there were no matching contributions or profit sharing contributions by the Company for any named executive officers under the 401(k) Plan.

Grants of Plan-Based Awards in 2011 Table

Name	Grant Date	Board of Directors Approval Date	Estimated Possible Payments Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Option Exercise Price ($)	Grant Date Fair Value of Stock and Option Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)
Michael J. Clarke ................	12/30/2011	12/16/2011	_	_	_	_	200,000	$26.16	$2,180,000
	12/30/2011	12/16/2011	_	_	_	50,000	_	_	$1,308,000
J. David Smith ....................	8/8/2011	_	_	_	_	1,952	_	_	$40,016
Richard L. Bready ..............	_	_	_	_	_	_	_	_	_
Almon C. Hall ....................	_	_	$136,500	$390,000	$663,000	_	_	_	_
	7/1/2011	_	_	_	_	10,000	_	_	$359,800
Kevin W. Donnelly .............	_	_	$118,125	$337,500	$573,750	_	_	_	_
	7/1/2011	_	_	_	_	10,000	_	_	$359,800
Edward J. Cooney ...............	_	_	$98,438	$281,250	$478,125	_	_	_	_
	7/1/2011	_	_	_	_	10,000	_	_	$359,800
Bruce E. Fleming ................	7/1/2011	_	_	_	_	5,000	_	_	$179,900

(1)
Represents awards granted under the 2011 Plan. The actual amount of an executive's bonus under such plan is determined based on the achievement of Company and individual performance goals. A portion of the bonus, equal to 70%, is based on the Company's achievement of the Adjusted EBITDA targets established by the Board. A participant in the 2011 Plan is eligible to earn up to 200% of the portion of the bonus that is based on the Company's achievement of the Adjusted EBITDA target if 120% of such target is attained. The Compensation Committee established individual performance goals for each plan participant, and 30% of the total bonus is based on the named executive's achievement of his individual goals. No bonus will be paid under the 2011 Plan if Adjusted EBITDA for fiscal year 2011 is below a certain minimum amount established by the Board. For Messrs. Hall, Donnelly and Cooney, the amounts in the table represent potential payments under the 2011 Plan. The target cash bonus amount for each of Messrs. Hall, Cooney and Donnelly was 75% of his respective base salary; the threshold cash bonus amount, which assumes that none of the individual performance goals were achieved by the executive, was 26.3% of his respective base salary; and the maximum cash bonus amount, which assumes all individual performance goals were achieved by the executive, was 127.5% of his respective base salary. The amounts actually paid to Messrs. Hall, Donnelly and Cooney in respect of these awards for 2011 are included in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table and are further described under “Compensation Disclosure & Analysis -- Annual Bonus Awards”.

(2)	Shares of restricted stock granted July 1, 2011 vest at the rate of 33.3% on July 1 in each of 2012, 2013 and 2014, subject to the named executive officer's continuous employment. Shares of restricted stock that have not vested prior to a Change of Control (as defined in the 2009 Plan) fully vest upon a Change of Control.

Shares of restricted stock granted to Mr. Smith on August 8, 2011 vest at the rate of 33.3% on August 8 in each of 2012, 2013 and 2014, subject to his continued service relationship. Shares of restricted stock that have not vested prior to a Change of Control (as defined in the 2009 Plan) fully vest upon a Change of Control.

Shares of restricted stock granted December 30, 2011 to Mr. Clarke vest at the rate of 20% on December 30 in each of 2012, 2013, 2014, 2015 and 2016, subject to Mr. Clarke's continuous employment. Shares of restricted stock that have not vested prior to a Change of Control (as defined in the 2009 Plan) fully vest upon a Change of Control.

Mr. Fleming forfeited his 2011 stock award upon his resignation, effective September 1, 2011.

(3)
Mr. Clarke's stock options granted December 30, 2011 vest at the rate of 20% on December 30 in each of 2012, 2013, 2014, 2015 and 2016, subject to his continuous employment. The exercise price of $26.16 per share was the fair market value of a share of the Company common stock on December 30, 2011 and was the closing price on Nasdaq on such date. Such stock options vest in full upon a Change of Control (as defined in the 2009 Plan).

(4)
The amounts for Messrs. Hall, Donnelly, Cooney and Fleming represent the dollar amount of the aggregate grant date fair value of the restricted stock awards granted during fiscal year 2011 determined in accordance with ASC Topic 718 and based on a grant date fair value of a share of our common stock equal to $35.98. The amount for Mr. Clarke represents (i) the dollar amount of the aggregate grant date fair value of the stock option awards granted during fiscal year 2011 determined in accordance with ASC Topic 718 and based on a grant date fair value of a stock option equal to $10.90 and (ii) the dollar amount of the aggregate grant date fair value of the restricted stock awards granted during fiscal year 2011 determined in accordance with ASC Topic 718 and based on a grant date fair value of a share of our common stock equal to $26.16. Mr. Smith's restricted stock awards were received in his capacity as a director and not in his capacity as Interim Chief Executive Officer. The amount of his restricted stock award represents the dollar amount of the aggregate grant date fair value of the restricted stock awards granted during fiscal year 2011 determined in accordance with ASC Topic 718 and based on a grant date fair value of a share of common stock equal to $20.50.

Outstanding Equity Awards at December 31, 2011 Table

							Stock Awards
										Equity
										Incentive
									Equity	Plan
									Incentive	Awards:
									Plan	Market or
									Awards:	Payout
								Market	Number of	Value of
							Number of	Value of	Unearned	Unearned
			Option Awards				Shares or	Units of	Shares,	Shares,
			Number of	Number of			Units of	Shares or	Units or	Units or
			Securities	Securities			Stock	Stock	Other	Other
			Underlying	Underlying			That	That	Rights	Rights
			Unexercised	Unexercised	Option		Have	Have	that have	that have
	Type of		Options	Options	Exercise	Option	Not	Not	Not	Not
	Award	Grant	Exercisable	Unexercisable	Price	Expiration	Vested	Vested	Vested	Vested
Name	(1)	Date	(#)(2)	(#)(2)	($)	Date	(3)	(4)	(#)(5)	($)(4)
Michael J. Clarke	NSO	12/30/2011	—	200,000	$26.16	12/30/2021	—	—	—	—
	TRSA	12/30/2011	—	—	—	—	50,000	$1,308,000	—	—
J. David Smith (6)	NSO	4/8/2010	2,000	8,000	$17.50	4/8/2020	—	—	—	—
	TRSA	8/8/2011		—	—	—	1,952	$51,064	—	—
Richard L. Bready	ISO	12/17/2009	8,571	—	$17.50	7/1/2016	—	—	—	—
	NSO	12/17/2009	86,973	—	$17.50	7/1/2016	—	—	—	—
Almon C. Hall	ISO	12/17/2009	5,714	17,143	$17.50	12/17/2019	—	—	—	—
	NSO	12/17/2009	2,786	8,357	$17.50	12/17/2019	—	—	—	—
	PRSA	12/17/2009	—	—	—	—	—	—	31,875	$833,850
	TRSA	7/1/2011	—	—	—	—	10,000	$261,600	—	—
Kevin W. Donnelly	ISO	12/17/2009	5,714	17,143	$17.50	12/17/2019	—	—	—	—
	NSO	12/17/2009	5,572	8,357	$17.50	12/17/2019	—	—	—	—
	PRSA	12/17/2009	—	—	—	—	—	—	31,875	$833,850
	TRSA	7/1/2011	—	—	—	—	10,000	$261,600	—	—
Edward J. Cooney	ISO	12/17/2009	5,714	17,143	$17.50	12/17/2019	—	—	—	—
	NSO	12/17/2009	5,572	8,357	$17.50	12/17/2019	—	—	—	—
	PRSA	12/17/2009	—	—	—	—	—	—	31,875	$833,850
	TRSA	7/1/2011	—	—	—	—	10,000	$261,600	—	—
Bruce E. Fleming	—	—	—	—	—	—	—	—	—	—
____________

(1)	Type of Award:

ISO = Incentive Stock Option

NSO = Nonqualified Stock Option

PRSA = Performance-vesting Restricted Stock Award

TRSA = Time-vesting Restricted Stock Award

(2)
Stock options granted on December 17, 2009 vest at the rate of 20% on each annual anniversary of the grant date, subject to the named executive officer's continuous employment, beginning with the first anniversary of the grant date, with 100% vesting upon the fifth anniversary of the grant date. The $17.50 exercise price was agreed to by the Chief Executive Officer of the Company and the Company's pre-Reorganization bond holders, approved by the Board, and exceeded the fair market value of a share of common stock on the date of grant. All stock options vest in full upon a Change of Control (as defined in the applicable award agreement).

Mr. Smith's stock options granted April 8, 2010 vest at the rate of 20% on each annual anniversary of the grant date, subject to Mr. Smith's continued service relationship, beginning with the first anniversary of the grant date, with 100% vesting upon the fifth anniversary of the grant date. The exercise price of $17.50 per share was the exercise price agreed upon by the Chief Executive Officer of the Company and the ad hoc committee in connection with the Reorganization. Such exercise price was approved by the Board and exceeded the fair market value of a share of common stock on the date of grant, calculated pursuant to ASC Topic 718. Stock options that have not vested prior to a Change of Control (as defined in the 2009 Plan) fully vest upon a Change of Control.

Mr. Clarke's stock options granted December 30, 2011 vest at the rate of 20% on each annual anniversary of the grant date, subject to Mr. Clarke's continuous employment, beginning with the first anniversary of the grant date, with 100% vesting upon the fifth anniversary of the grant date, subject to his remaining continuously employed on each such vesting date. The exercise price of $26.16 per share was the fair market value of a share of the Company common stock on December 30, 2011 and was the closing price on Nasdaq on such date. Such stock options vest that have not vested prior to a Change of Control (as defined in the 2009 Plan) fully vest upon a Change of Control.

Under the terms of his Separation Agreement, 50% of the stock options held by Mr. Bready that would have vested in December 2011 were deemed vested, and all of Mr. Bready's vested stock options will remain exercisable until the earlier of (i) five years from July 1, 2011 or (ii) the original expiration date of the stock options. All other unvested equity awards were forfeited upon the termination of his employment. For additional information, see “- Employment Agreements - Separation Agreement of Richard L. Bready” below. Upon his retirement effective September 1, 2011 Mr. Fleming forfeited all his non-vested stock options. All Mr. Fleming's vested stock options remained exercisable until November 29, 2011, at which date any unexercised options were forfeited.

(3)
Shares of restricted stock granted July 1, 2011 vest at the rate of 33.3% on July 1 in each of 2012, 2013 and 2014, subject to the named executive officer's continuous employment. Shares of restricted stock that have not vested prior to a Change of Control (as defined in the 2009 Plan) fully vest upon a Change of Control.

Shares of restricted stock granted to Mr. Smith on August 8, 2011 vest at the rate of 33.3% on August 8 in each of 2012, 2013 and 2014, subject to Mr. Smith's continued service. Shares of restricted stock that have not vested prior to a Change of Control (as defined in the 2009 Plan) fully vest upon a Change of Control.

Shares of restricted stock granted December 30, 2011 to Mr. Clarke vest at the rate of 20% on December 30 in each of 2012, 2013, 2014, 2015 and 2016, subject to Mr. Clarke's continuous employment. Such shares of restricted stock vest in full upon a Change of Control (as defined in the 2009 Plan), and are forfeited upon a termination of the named executive officer's employment.

Upon Mr. Bready's and Mr. Fleming's retirements effective, July 1, 2011 and September 1, 2011, respectively, all unvested shares of restricted stock held by Mr. Bready and Mr. Fleming were forfeited.

(4)
Amounts have been determined by multiplying the maximum number of shares underlying the restricted stock award by $26.16, which was the fair market value of a share of the Company's common stock on December 31, 2011 as traded on Nasdaq.

(5)
Shares of restricted stock granted December 17, 2009 are subject to time- and performance-based vesting. These shares vest at the rate of 25% per year, subject to continuous employment and satisfaction of 95% of Adjusted EBITDA performance criteria for fiscal years 2010, 2011, 2012 and 2013. The computation of Adjusted EBITDA under the 2009 Plan is to be performed by reference to the Company's Consolidated Cash Flow as defined in the Company's indenture governing its 10% Senior Notes due 2018. If the target Adjusted EBITDA is not achieved, 33.3% of the restricted stock that could vest with respect to a particular year vests if 85% of Adjusted EBITDA is achieved and 66.7% vests if 90% of Adjusted EBITDA is achieved. The numbers in the table represent the number of shares that would vest if 95% of Adjusted EBITDA were achieved during each of fiscal years 2011, 2012 and 2013. In addition, if Adjusted EBITDA in any particular year is lower than the performance target for that year, as set forth in the applicable award agreement, the awards which would have vested in that year may vest in part or in whole in the following year if certain Adjusted EBITDA performance criteria are exceeded in the following year. In that case, restricted stock awards would vest with respect to both the current year and the preceding year, depending upon the extent to which performance criteria for the current year were exceeded. Such shares of restricted stock vest in full upon a Change of Control (as defined in the applicable award agreement).

(6)
Represents Mr. Smith's equity awards with respect to his service as a director. For additional information, see footnotes 3 and 4 to “- Summary Compensation Table” above. Mr. Smith received no equity awards as compensation for his services as Interim Chief Executive Officer commencing July 1, 2011 until December 30, 2011.

Option Exercises and Stock Vesting During the Year Ended December 31, 2011

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Michael J. Clarke ....................................................................................................
J. David Smith ........................................................................................................
Richard L. Bready ..................................................................................................
Almon C. Hall ........................................................................................................	8,500	233,240
Kevin W. Donnelly ................................................................................................	5,714	142,850
Edward J. Cooney .................................................................................................	5,714	142,850
Bruce E. Fleming ..................................................................................................	1,500	4,125
____________

(1)
Represents the aggregate dollar amount realized by the named executive officer computed by multiplying the number of shares acquired at any time upon exercise of an option by the difference between the market value of a share of the Company common stock at such time as traded on the OTC:QB or Nasdaq, as applicable, and the exercise or base price of such option.

Pension Benefits for the Year Ended December 31, 2011

Nortek, Inc. Retirement Plan

Messrs. Bready, Hall and Donnelly participate in the Nortek, Inc. Retirement Plan (the “Nortek Retirement Plan”). Messrs. Clarke, Smith, Cooney and Fleming do not participate in the Nortek Retirement Plan. The following table provides the required benefit information for Messrs. Bready, Hall and Donnelly under the Nortek Retirement Plan for the year ended December 31, 2011.

Name	Years of Credited Service(1)	Estimated Present Value of Accrued Benefit	Payments During Last Fiscal Year
Richard L. Bready(2)	21	$2,309,000	$91,071
Almon C. Hall	19	823,000	0
Kevin W. Donnelly	8	171,000	0
____________

(1)
Messrs. Hall and Donnelly have been employed by the Company for 35 and 25 years, respectively. Prior to his retirement effective July 31, 2011, Mr. Bready had been employed by the Company for 36 years. As described in greater detail below, the difference between their years of credited service under the Nortek Retirement Plan and their actual years of service with the Company is a result of the freezing of the Nortek Retirement Plan. This difference does not result in any augmentation of benefits.

(2)	Mr. Bready's benefit commenced upon his retirement effective July 1, 2011 as a life annuity.

Annual benefit accruals under the Nortek Retirement Plan ceased effective December 31, 1995. All plan participants, including those identified above, became 100% vested on that date. Retirement benefits were calculated using final average earnings and credited service according to the plan's benefit formula as of the benefit freeze date.

The estimated present value of each participant's accrued benefit was determined as of December 31, 2011 based on a discount rate of 4.00% and mortality according to the IRS 2011 Non-Annuitant Mortality Table (sex distinct). These assumptions are the same as those used for fiscal year 2011 financial statement reporting purposes and represent a change from the prior year. The Nortek Retirement Plan does not offer a lump sum payment option for any of the participants identified above.

Reduced early retirement benefits are available to plan participants who have attained age 55 with at least five (5) years of vesting service. Accrued benefits are reduced by 1/180th for each of the first sixty (60) months a participant's early retirement age precedes age 65 and by 1/360th for each additional month in excess of sixty (60) months. Each of Messrs.  Hall and Donnelly is currently eligible for early retirement under the Nortek Retirement Plan.

The benefit payable to a participant at normal retirement equals the accrued benefit as of December 31, 1995 and will be payable as a joint and 50% survivor annuity in the case of a married employee and as a single-line annuity in the case of an unmarried employee. The annual pension benefits entitled to be paid to the named executive officers beginning at age 65 under this pension plan, as a single-line annuity, are as follows: Mr. Hall $60,304, and Mr. Donnelly $17,343. Mr. Bready commenced his annual benefit effective July 1, 2011 in the amount of $182,141.28 payable for his lifetime only. The normal form of payment for married payments is an actuarially reduced 50% joint & survivor annuity. Optional forms of payment include actuarially adjusted joint & survivor benefits (50%, 66 2/3%, 75%, and 100%) and a ten-year certain and continuous annuity.

The estimated annual 50% joint & survivor annuity payable to each participant identified above at age 65 is detailed below (estimates are based on actual spouse dates of birth):

Name	Annual Accrued Benefit Payable at Age 65 50% Joint & Survivor
Richard L. Bready	N/A(1)
Almon C. Hall	52,163
Kevin W. Donnelly	15,574
____________

(1)	Mr. Bready's benefit commenced upon his retirement effective July 1, 2011 as a life annuity.

The gross change in the present value of each participant's estimated benefit is attributable to the passage of time as well as changes to both the discount rate and mortality assumption. The impact of each change is summarized below.

Name	Change Due to Passage of Time	Change Due to Discount Rate	Change Due to Mortality Table
Richard L. Bready ......................................................................	$(62,000)	$221,000	$4,000
Almon C. Hall ............................................................................	36,000	85,000	1,000
Kevin W. Donnelly ....................................................................	7,000	31,000	1,000

Nortek, Inc. Supplemental Executive Retirement Plan B

The Company also maintains the SERP in which Mr. Fleming is the sole participant. Mr. Fleming is completely vested in his SERP benefit. The following table illustrates the required benefit information for Mr. Fleming under the SERP for the year ended December 31, 2011.

Name	Years of Credited Service	Estimated Present Value of Accrued Benefit	Payments During Last Fiscal Year
Bruce E. Fleming ................................................................................................	20.00	$1,192,500	$36,480

The SERP provides plan participants with a benefit equal to the value of an annuity with monthly payments for 180 months. The SERP benefit, before the offset described below, is equal to 1.667% of a participant's Average Compensation for each year of service not in excess of 30. “Average Compensation” is the average of the participant's base salary and half of the participant's bonus during the three consecutive calendar years in which such participant's earnings were greatest. A participant's benefit under the SERP is reduced by other employer-provided retirement benefits and social security benefits.

In general, SERP benefits are payable in a series of 180 monthly installments beginning on the later of (a) the date on which the participant attains normal retirement age under the SERP (age 65) and (b) the date on which the participant actually retires. If a participant retires before age 65, accrued benefits are reduced in accordance with the factors outlined in the plan document. Specifically, benefits are reduced by 1/180 for each of the first 60 months the benefit commencement date precedes the normal retirement date and by 1/360 for each of the next 60 months the benefit commencement date precedes the normal retirement date.

A participant who retires prior to attaining age 65 may elect to have those SERP benefits earned and vested prior to January 1, 2005 commence any time on or after age 55 (but not after his or her normal retirement date). Benefits that are earned or vested on or after January 1, 2005 must commence within 90 days of a participant's termination of employment (in the case of a participant who is eligible for early retirement). Mr. Fleming retired September 1, 2011 within 24 months following a “Change of Control” by the Company (as defined in the SERP). Accordingly, Mr. Fleming's SERP benefit is not reduced for early retirement and commenced payment in the annual amount of $109,440.

In the event of the participant's death prior to the full payment of the SERP benefits, the participant's spouse will receive a monthly benefit generally equal to 50% of the amount then-payable to the participant for the balance of 180 total payments.

Non-qualified Deferred Compensation Plans

None of the named executive officers participated in a non-qualified deferred compensation plan during the 2011 fiscal year and the Company did not maintain any non-qualified deferred compensation plans during the 2011 fiscal year.

Employment Agreements

Messrs. Clarke, Hall, Donnelly, Smith and Hirshorn each have, and Messrs. Bready and Fleming had, employment, consulting and/or separation agreements with the Company. The material terms of these agreements are described below.

Employment Agreement of Michael J. Clarke

Mr. Clarke's employment agreement, effective December 30, 2011, provides for an initial term of three years, subject to automatic one year renewals thereafter unless terminated by the Company or Mr. Clarke in accordance with the terms of the employment agreement. Pursuant to the terms of his employment agreement, Mr. Clarke is entitled to receive an annual base salary of $925,000 and is eligible for an annual bonus based on the achievement of performance objectives established by the Board or the Compensation Committee. The target amount of the annual bonus is 100% of Mr. Clarke's base salary. For 2012, Mr. Clarke will participate in the 2012 Plan, but his annual bonus payout will be guaranteed at 50% of his base salary. In addition to the annual bonus, Mr. Clarke was entitled to receive a one-time signing bonus upon commencement of his employment in an amount equal to $500,000. Mr. Clarke will also be entitled to receive a retention bonus in an amount equal to $500,000 on December 30, 2012, generally subject to his remaining continuously employed through such date (the “Retention Bonus”). Mr. Clarke will be entitled to reimbursement of reasonable costs, up to a maximum amount of $150,000, incurred in connection with his relocation to the Providence, Rhode Island area (“Relocation Costs”), together with a tax gross-up for any taxes related to such Relocation Costs. Mr. Clarke will be entitled to reimbursement of 50% of Relocation Costs in excess of $150,000, subject to the applicable terms and conditions set forth in his employment agreement (including the tax gross-up related to relocation costs).

Mr. Clarke's employment agreement provides for the grant of an option to purchase 200,000 shares of the Company's common stock under the 2009 Plan. The shares subject to the option will vest in 20% installments on each of the first five anniversaries of the date of grant, subject to Mr. Clarke's remaining employed on each such vesting date. Mr. Clarke's employment agreement also provides for the grant of 50,000 restricted shares of the Company's common stock under the 2009 Plan that will vest in 20% installments on each of the first five anniversaries of the date of grant, subject to his remaining continuously employed through each such vesting date. In addition, his employment agreement provides for the grant of 100,000 restricted shares of the Company's common stock under the 2009 Plan, which will vest in five annual installments subject to the attainment of performance goals established by the Board and the Compensation Committee and further subject his remaining continuously employed through each such vesting date. The stock option and time-based restricted share awards vest in full upon a change in control and the performance-based restricted share award vests as to 50% of the then unvested shares underlying the award upon such an event.

If Mr. Clarke's employment is terminated by the Company without “cause” or by him for “good reason” (each as defined in his agreement), Mr. Clarke will be entitled to receive, subject to the execution of a release of claims and continued compliance with the restrictive covenants contained in Mr. Clarke's employment agreement, base salary and medical benefit continuation (subject to certain conditions) for twenty-four and eighteen months, respectively, and, if such termination occurs prior to December 30, 2012, the Retention Bonus. If Mr. Clarke's employment is terminated due to his death or disability (as defined in his employment agreement), he will be entitled to a pro-rata bonus for the year in which such termination occurs, determined based on actual performance, and, if such termination occurs prior to December 30, 2012, subject to the execution of a release of claims, the Retention Bonus. Mr. Clarke will be subject to non-competition and non-solicitation restrictions for a period of twenty-four months following the termination of his employment.

Amended Employment Agreement of Richard L. Bready

Mr. Bready's employment agreement, which was effective August 27, 2004, was amended effective December 17, 2009. Mr. Bready's agreement, which had an initial term commencing on August 27, 2004 and concluding on December 31, 2009, was renewable for successive one-year terms unless the Company provided Mr. Bready with written notice of its intent not to renew the agreement at least 90 days prior to the end of the initial term or any successive term. The amended employment agreement provided that during the employment term Mr. Bready served as Chairman, President and Chief Executive Officer of the Company.

The amended employment agreement provided that the base annual salary for Mr. Bready during the employment term would be not less than $3,500,000, subject to increase at the Board's discretion. Mr. Bready was not entitled to any cash performance bonus awards, unless the Board in its sole discretion determined otherwise. In addition, Mr. Bready was entitled to receive those benefits and participate in any employee benefit plans generally available to executive personnel. Mr. Bready also was entitled to reimbursement of certain club and association dues, two automobiles and reimbursement of associated costs and the use, or reimbursement of the cost, of private aircraft transportation for business travel and up to 50 hours per year of personal travel.

Under the amended employment agreement, if the employment of Mr. Bready was terminated for any reason other than for cause (as defined in his employment agreement) or if his term of employment was not renewed, the Company was obligated to provide Mr. Bready, or in the event of his death, his designated beneficiary or estate, 18 months' salary, payable monthly. In the event his employment was terminated for any reason other than for cause or by reason of his death, for the 18-month period following his employment termination, he would have been entitled to receive continued coverage, at the Company's expense, under the same or equivalent disability, accident and life insurance policies as those under which he was covered immediately prior to his employment termination, an executive office and accompanying secretarial services in Providence, Rhode Island and continuation of certain perquisites, including the club and association dues, car allowance payments and use of private aircraft.

Under the amended employment agreement, upon his termination of employment, Mr. Bready is prohibited from competing with the Company for one year following termination.

Under the amended employment agreement, following the termination of employment of Mr. Bready for any reason, the Company was required to provide, at no additional cost to Mr. Bready, up to $1,000,000 (not including any additional tax gross-up payment as described below) in lifetime medical coverage to Mr. Bready, his spouse and dependents. In lieu of lifetime medical coverage, Mr. Bready or his spouse could request a lump-sum payment in an amount to be established by the Board as reasonably sufficient to provide such coverage (but not in excess of $1,000,000). The Company was also required to make a “gross-up” payment to Mr. Bready to cover any and all state and federal income taxes that may have been due as a result of the provision of such lifetime medical coverage or lump-sum payment.

If it were determined that any payment or benefit provided by the Company to Mr. Bready under his amended employment agreement or any other agreement or plan is subject to the 20% excise tax imposed by Section 4999 of the Code, the Company was required to make an additional lump-sum “gross-up” payment to Mr. Bready sufficient, after giving effect to all federal, state and other taxes and charges with respect to that payment, to restore him to the same after-tax position that he would have been in if the excise tax had not been imposed.

Separation Agreement of Richard L. Bready

Mr. Bready retired effective July 1, 2011. Pursuant to the terms of the Bready Separation Agreement, Mr. Bready became entitled to receive: (i) severance equal to $5,250,000, payable over 18 months in equal installments; (ii) a lump sum payment equal to $1,000,000 in lieu of the lifetime health and medical coverage Mr. Bready would have been entitled to receive under his existing employment agreement, with a tax gross-up of $ 737,619 to cover all state and federal income taxes in connection with this payment; and (iii) approximately $750,000, payable over 18 months in equal installments in lieu of certain perquisites set forth in Mr. Bready's employment agreement. Due to the requirements of Section 409A of the Code, and pursuant to Company policy, payment of the cash payments described in (i) and (iii) above commenced on January 3, 2012 (with the first payment equal to six months' payment) and payment of the cash payment described in (ii) above occurred on January 3, 2012. In addition pursuant to the terms of the Bready Separation Agreement, one-half of Mr. Bready's stock options that were scheduled to vest in December 2011 vested upon such termination. These vested stock options will remain exercisable until the earlier of (i) five years from the Retirement Date or (ii) their original expiration date. All of the remaining unvested equity awards held by Mr. Bready were forfeited upon his retirement. Mr. Bready is subject to non-competition and non-solicitation restrictions for a period of one-year following the Retirement Date and has agreed to a release of claims against the Company.

Interim Chief Executive Officer Agreement of J. David Smith

Mr. Smith commenced employment as our Interim Chief Executive Officer on July 1, 2011 and served in this position until Michael J. Clarke commenced employment with the Company on December 30, 2011. Pursuant to the terms of the Interim Chief Executive Officer Agreement, dated June 30, 2011, Mr. Smith was entitled to a monthly base salary equal to $105,000 during the period he served as our Interim Chief Executive Officer and is eligible to earn an annual incentive bonus for 2011, based upon achievement of performance metrics and pro-rated to reflect Mr. Smith's period of service in this position during 2011.

Under the agreement, Mr. Smith was not entitled to receive fees for attending Board and committee meetings while serving as the Interim Chief Executive Officer and his retainer for membership on the Board was appropriately pro-rated for 2011 such that he was only paid such retainers for the portion of 2011 in which he was not serving as Interim Chief Executive Officer.

The agreement did not provide for any severance or other payments upon termination of Mr. Smith's employment, but he was eligible to receive an annual incentive bonus for 2011 as described above. Mr. Smith was subject to restrictions on competition and solicitation during his employment with the Company and is subject to solicitation restrictions for a period of six months thereafter. The agreement also contains standard confidentiality and invention assignment covenants.

Consulting Agreement of James B. Hirshorn

The terms of Mr. Hirshorn's Consulting Agreement, effective July 1, 2011, provide that Mr. Hirshorn will provide consulting services to the Interim Chief Executive Officer of the Company for an initial term of one year, which is terminable upon fifteen days prior notice by either the Company or Mr. Hirshorn. For his services, Mr. Hirshorn will be paid a fee of $35,000 per month, and the Company will reimburse his reasonable and necessary business expenses incurred in the course of providing the services. The Consulting Agreement contains standard confidentiality covenants. Mr. Hirshorn will remain entitled to receive fees for attending Board and committee meetings during the term of the Consulting Agreement.

Amended Employment Agreements of Almon C. Hall and Kevin W. Donnelly

The employment agreements of Messrs. Hall and Donnelly, which were effective August 27, 2004, were amended effective December 17, 2009. Each such amended employment agreement is on terms substantially similar to each other, except as otherwise noted below. Each such amended employment agreement remains effective until the termination of the executive's employment. The amended employment agreements provide that Mr. Hall will serve as Vice President and Chief Financial Officer of the Company and that Mr. Donnelly will serve as Vice President, General Counsel and Secretary of the Company.

The amended employment agreement for Mr. Hall provides that his annual base salary will be not less than $500,000. The amended employment agreement for Mr. Donnelly provides that his annual base salary will be not less than $375,000. The amended employment agreements provide that upward adjustments to the base salaries of Messrs. Hall and Donnelly shall be approved by the Chief Executive Officer. Messrs. Hall and Donnelly are also eligible for incentive compensation in each year of the employment period as recommended by the Chief Executive Officer of the Company and approved by the Compensation Committee or the full Board of Directors of the Company. Messrs. Hall and Donnelly are also entitled to reimbursement of the costs associated with one country club and one automobile for personal and business use. In the event Messrs. Hall's or Donnelly's employment is terminated for any reason, there is a Change in Control (as defined below) or upon the third anniversary of the Reorganization (whichever is first to occur), the Company is required to make a lump-sum payment of up to $1,000,000 to each, in lieu of any lifetime medical coverage which would have been due under the respective employment agreement, with a “gross-up” for all applicable taxes. The payment prior to any tax gross-up will be at least $838,707 in the case of Mr. Hall and at least $863,432 in the case of Mr. Donnelly.

Under each amended employment agreement, if employment is terminated:

•	by the Company without “cause,”

•	by the executive for “good reason,” or

•	as a result of the executive's death or disability (each as defined in the amended employment agreement),

then the Company is obligated to provide the executive or, in the event of death, his designated beneficiary or estate, severance pay and other specified benefits and perquisites, including long-term disability insurance, for a period of two years from the date of termination.

Under each amended employment agreement, severance pay for the executive is equal to his annual salary as of the date of termination plus the highest amount of bonus, or incentive compensation, exclusive of the Company's 1999 Equity Performance Plan, paid or payable in cash to the executive in any one of the three calendar years immediately prior to the completion of the 2004 transaction involving Thomas H. Lee Partners, L.P. (the “THL Transaction”) or, if higher, the three calendar years immediately prior to such termination.

Under each amended employment agreement, if (i) the employment of the executive is terminated by the Company without cause, by the executive for good reason or as a result of disability, the executive will be prohibited from competing with the Company for two years from the date of termination and (ii) the employment of the executive is terminated by the Company with cause or by the executive as a result of resignation without good reason, the executive will be prohibited from competing with the Company for one year.

If it is determined that any payment or benefit provided by the Company to Mr. Hall or Donnelly under his amended employment agreement or any other agreement or plan is subject to the 20% excise tax imposed by Section 4999 of the Code, the Company is required to make an additional lump-sum “gross-up” payment to Mr. Hall or Mr. Donnelly (as applicable) sufficient, after giving effect to all federal, state and other taxes and charges with respect to that payment, to restore him to the same after-tax position that he would have been in if the excise tax had not been imposed.

Separation Agreement of Bruce E. Fleming

Under the terms the Fleming Separation Agreement, Mr. Fleming's employment with the Company was terminated on September 1, 2011. Under the agreement, Mr. Fleming is received: (i) a severance payment of $500,000 on the Fleming Retirement Date and (ii) continued coverage under the Company's health insurance benefits for a period of 12 months after the Fleming Retirement Date.

Second Amended and Restated Change in Control Severance Benefit Plan

The Company has a retention plan for certain of its key employees that provides that, in consideration of each covered individual agreeing not to voluntarily terminate his employment, if there is an attempted change of control of the Company, as that term is defined in the plan, and, if, within the 24 month period following the change of control, the employment of the individual is terminated by the Company for any reason or by the individual by reason of a material adverse change in the terms of employment as provided in the plan, the individual will be entitled at the time of termination to severance pay for a period of 24 months following termination at an annual rate equal to the individual's base annual salary at the time of termination plus the highest amount of bonus or incentive compensation paid or payable to the individual for any one of the three calendar years preceding the change of control, and to continued medical, life insurance and other benefits for the 24 month period. If payments under the plan are subject to the excise tax under Sections 4999 and 280G of the Code, payments will be reduced so that no amounts are subject to excise tax. The plan is a “double trigger” plan because both (i) a change of control and (ii) an employment termination within 24 months of the change of control are required in order to receive severance under the plan. The Reorganization constituted a change of control under the plan. Thus, until December 17, 2011, the first trigger had been met. Mr. Cooney is the only named executive officer among the participants under the plan. Mr. Fleming was also a participant under the plan prior to his retirement. Under the terms of his Separation Agreement, Mr. Fleming released the Company from all claims arising under this plan.

Potential Payments upon Termination of Employment or Change in Control

As described above, the named executive officers are entitled to certain benefits in the event their employment is terminated with or without cause, for good reason or due to disability or death, or upon a change of control of the Company. The following table assumes that a change in control and a termination of the named executive officer's employment occurred on December 31, 2011. Messrs. Clarke, Hall and Donnelly are entitled to such benefits pursuant to their employment agreements with the Company and Mr. Cooney is entitled to his benefit pursuant to the Company's Second Amended and Restated Change in Control Severance Benefit Plan. For additional information, see “Employment Agreements -” above. Two of our named executive officers, Messrs. Bready and Fleming, retired prior to December 31, 2011 and they are therefore not included in the table below. For more information relating to the payments due to Messrs. Bready and Fleming as a result of their retirements effective July 1, 2011 and September 1, 2011, respectively, see “Employment Agreements - Separation Agreement with Richard L. Bready” and “Employment Agreements - Separation Agreement with Bruce E. Fleming” above.

The following table describes the potential payments and benefits to each of the named executive officers listed below following a termination of employment for cause, a termination without cause or for good reason, a termination due to disability or death, or termination upon a change of control, occurring hypothetically in each case on December 31, 2011. The fair market value of a share of the Company's common stock on December 31, 2011 was $26.16, as quoted on Nasdaq as the closing price at the end of trading. Actual amounts payable to each executive listed below upon termination of employment can only be determined definitively at the time of each executive's actual departure and actual amounts that are payable upon a change in control can only be definitively determined at the time of such transaction (if one were to occur). In addition to the amounts shown in the table below, each executive would receive payments for amounts of base salary and vacation time accrued through the date of termination and payment for any reimbursable business expenses incurred. For information relating to compensation earned by each of the named executive officers, see the “Summary Compensation Table” above. In addition to any payments under the applicable agreements Messrs. Hall and Cooney would also be entitled to benefits under the Company's pension plan, pursuant to the terms of that plan. For additional information, see “Pension Benefits for the Year Ended December 31, 2011” above.

Name	Benefits	Termination for Cause	Termination for Death or Disability	Termination Without Cause or for Good Reason	Change of Control	Termination by the Company within 24-months of a Change of Control
Michael J. Clarke	Base Salary	—	—	$1,850,000(1)	—	—
	Bonus	—	$500,000(2)	$500,000(2)	—	—
	Healthcare benefits	—	—	$23,504(3)	—	—
	Insurance Benefits and Other Perquisites	—	—	—	—	—
	Market Value of Awards Vesting	—	—	—	$2,616,000(4)	—
	Gross-Up	—	—	—	—	—
	Total	$-	$500,000	$2,373,504	$2,616,000	$-

Almon C. Hall	Base Salary	—	$1,040,000(1)	$1,040,000(1)	—	—
	Bonus	—	1,450,000(5)	1,450,000(5)	—	—
	Healthcare benefits	$1,472,449(6)	$1,472,449(6)	$1,472,449(6)	$1,472,449(6)	—
	Insurance Benefits and Other Perquisites	—	5,376(7)	5,376(7)	—	—
	Market Value of Awards Vesting	—	—	—	$1,316,280(4)	—
	Gross-Up	—	—	—	—	—
	Total	$1,472,449	$3,967,825	$3,967,825	$2,788,729(8)	$-

Kevin W. Donnelly	Base Salary	—	$900,000(1)	$900,000(1)	—	—
	Bonus	—	900,000(5)	900,000(5)	—	—
	Healthcare benefits	$1,515,857(6)	$1,515,857(6)	$1,515,857(6)	$1,515,857(6)	—
	Insurance Benefits and Other Perquisites	—	5,376(7)	5,376(7)	—	—
	Market Value of Awards Vesting	—	—	—	$1,316,280(4)	—
	Gross-Up	—	—	—	—	—
	Total	$1,515,857	$3,321,233	$3,321,233	$2,832,137(8)	$-

Edward J. Cooney	Base Salary	—	—	—	—	$ 750,000 (1)
	Bonus	—	—	—	—	$ 600,000 (5)
	Healthcare benefits	—	—	—	—	$ 31, 339(3)
	Insurance Benefits and Other Perquisites	—	—	—	—	$ 5,376 (7)
	Market Value of Awards Vesting	—	—	—	$ 1,316,280 (4)	$ 1,316,280 (4)
	Gross-Up	—	—	—	—	—
	Total	$-	$-	$-	$1,316,280	$2,702,995

(1)	Represents the executive officer's base salary payable over 24 months.

(2)	Represents Mr. Clarke's Retention Bonus of $500,000 which is payable upon termination within the first 12 months of his employment agreement under certain circumstances.

(3)	Represents the premium cost of 18 months of COBRA continuation coverage under the Company's health insurance benefits for Mr. Clarke, and 24 months in the case of Mr. Cooney.

(4)
Represents the fair market value of stock options (assuming such stock options were “cashed-out”) and restricted shares that vest on a change in control, determined using a per-share price of $26.16, the fair market value of a share of the Company's common stock on December 31, 2011 as quoted on Nasdaq.

(5)
For Messrs. Hall and Donnelly represents two annual payments equal to the highest amount of bonus or incentive compensation paid to the executive officer with respect to any of the three calendar years prior to the date of termination or, if higher, the three calendar years prior to the THL Transaction. For Mr. Cooney represents two annual payments equal to the highest amount of bonus or incentive compensation paid to him with respect to fiscal years 2010, 2009 and 2008.

(6)
Represents the greater of (a) $838,707, in the case of Mr. Hall, or $863,432, in the case of Mr. Donnelly, and (b) the present value of the Company's remaining obligation to provide for lifetime continued medical and dental benefits up to $1,000,000, in either case along with a tax gross-up on such amount. Such amount is payable to Mr. Hall and Mr. Donnelly upon any termination of employment, however caused, or upon a change of control of the Company, whether or not the officer is terminated following such change of control. The above amount reflects the estimated cost to the Company of a $838,707 payment to Mr. Hall, a $863,432 payment to Mr. Donnelly and the tax gross-up on those payments.

(7)	Represents costs of continued coverage under disability, accident and life insurance plans, in each case for two years following termination.

(8)
Based on the following assumptions, the payments and benefits payable to the named executive officers upon a termination of employment in connection with a change in control would not be subject to the excise tax under Sections 280G and 4999 of the Code: (i) base amount calculations were based on each named executive officers' average W-2 compensation for the period from 2006-2010, (ii) a statutory federal income tax rate of 35%, a Rhode Island income tax rate of 5.9%, and a Medicare tax rate of 1.45%, and (iii) the full value of performance-based restricted stock awards (rather than simply the value of their acceleration on a change in control) was assumed.

Risk Assessment of Compensation Policies and Practices

In March 2012, the Board reviewed the Company's compensation policies and practices for all employees, including its named executive officers, and determined that the Company's compensation policies and practices do not create or encourage the taking of risks that are reasonably likely to have a material adverse effect on the Company.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2012

The Audit Committee has appointed Ernst & Young LLP to serve as the Company's independent registered public accountants for its 2012 fiscal year. The Audit Committee and the Board seek to have the stockholders ratify the Audit Committee's appointment. We expect representatives of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions. If the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain its appointment of Ernst & Young LLP.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC
ACCOUNTANTS FOR FISCAL YEAR 2012

AUDIT COMMITTEE MATTERS

The Audit Committee Report below shall not be deemed to be “soliciting material” or to be filed with the SEC or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report below shall not be incorporated by reference into any such filings.

Audit Committee Report

This report is furnished by the Company's Audit Committee with respect to the Company's financial statements for fiscal year 2011.

The Company's management is responsible for the preparation and presentation of complete and accurate financial statements. The independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of the Company's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and for issuing a report on its audit. The Audit Committee oversees and monitors the Company's management and the independent registered public accounting firm throughout the financial reporting process.

In performing its oversight role, the Audit Committee has reviewed and discussed with management of the Company the Company's audited financial statements for fiscal year 2011. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards 61, Communication with Audit Committees (Codification of Statements on Auditing Standards, AU 380) and as adopted by the PCAOB in Rule 3200T, as in effect for the Company's fiscal year 2011. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP as required by applicable requirements of the PCAOB regarding their communication with the Audit Committee concerning independence, and has discussed with them their independence from the Company. The Committee also has considered whether, and to what extent, if any, the fact that Ernst & Young LLP may, from time-to-time, provide non-audit services to the Company, is compatible with maintaining the auditors' independence and has discussed this with Ernst & Young LLP.

Based on the review and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee in its charter, the Audit Committee recommended to the Board that the Company's audited financial statements for fiscal year 2011 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the SEC. Such report was filed with the SEC on March 29, 2012.

The Audit Committee has appointed Ernst & Young LLP as the independent registered accounting firm of the Company for fiscal year 2012 and intends to submit such recommendation to the Company's stockholders for ratification (but not for approval)

at the Company's 2012 Annual Meeting of Stockholders.

Submitted by the Audit Committee
Joseph M. Cianciolo, Chair
John T. Coleman
Thomas A. Keenan
Jeffrey C. Bloomberg

Independent Registered Public Accounting Firm

Ernst & Young LLP served as the Company's independent registered public accounting firm for fiscal year 2011. Fees (including reimbursements for out-of-pocket expenses) paid to Ernst & Young LLP for services in fiscal years 2011 and 2010 were as follows:

	2010	2011
Audit Fees ...................................................................................................	$4,314,000	$4,416,000
Audit-Related Fees .....................................................................................	508,000	323,000 (1)
Tax Fees ......................................................................................................	110,000	131,000 (2)
All Other Fees .............................................................................................	—	—

(1)	Amount includes fees for services related to audits of certain of our employee benefit plans, accounting consultations, and due diligence services in connection with certain of our acquisitions.

(2)
Amount includes fees for tax services related to tax compliance, tax planning and tax advice, including preparation of international tax returns and foreign country tax planning. Tax compliance services accounted for $98,000 and $70,000 of the amount in fiscal 2011 and 2010, respectively.

The above amounts relate to services provided in the indicated fiscal years, irrespective of when they were billed. The Audit Committee considered the compatibility of non-audit services by Ernst & Young LLP with the maintenance of that firm's independence and determined, in each case, that at all times, Ernst & Young LLP remained independent.

Audit Committee Pre-Approval Policy

The Audit Committee approves all engagements of the independent registered public accounting firm in advance including approval of the related fees. The Audit Committee approves an annual budget (and may from time to time approve amendments), which specifies projects and the approved levels of fees for each. All audit and non-audit services provided by the independent registered public accounting firm must be approved by the Audit Committee, through its Chairman, other than non-audit services subject to the de minimis exception set forth in Section 10A of the Exchange Act.

PROPOSAL 3: APPROVAL OF THE 2009 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED AND AUTHORIZATION OF ADDITIONAL SHARES

On December 17, 2009 the Board adopted the Nortek, Inc. 2009 Omnibus Incentive Plan (the “Plan”). The Plan was previously approved by the bankruptcy court, acting in the place of the Company's stockholders, in connection with the Reorganization in 2009, and by our stockholders at our 2010 annual meeting of stockholders. The Company is requesting shareholder approval of the 2009 Omnibus Incentive Plan, as Amended and Restated (the “Amended Plan”), in order for compensation under the plan to be eligible to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code (the “Code”). In addition, in accordance with the rules of the NASDAQ Global Market as well as to satisfy certain requirements under the Code, the Company is seeking stockholder approval to increase the maximum number of shares of our common stock authorized for issuance under the Plan. The Plan currently authorizes the issuance of up to 2,153,110 shares of our common stock. As of March 14, 2012, there were 1,385,907 shares subject to outstanding awards and 767,203 shares available for future issuance under the Plan. If the Amended Plan is approved by our stockholders, the number of shares of our common stock authorized for issuance under it will be increased by 732,797 shares.

Reasons for the Proposal
As in the case of other publicly-held companies, compensation of more than $1 million paid by the Company in any year to our chief executive officer or to any of our other three most highly paid named executive officers (other than our chief financial officer) is deductible by the Company only if the compensation paid is “performance-based” for purposes of the Code. To qualify, among other requirements, stockholders must approve the material terms of the performance goals for such compensation generally at least once every five years. The material terms include the class of employees eligible to receive compensation, a description of the business criteria on which the performance goal is based, and the maximum amount of compensation that could be paid to any employee if the performance goal is attained. Although stockholder approval is not required under the Code until the 2013 annual meeting, the Company is requesting that stockholders approve the material terms of the performance goals under the Amended Plan at this time. A description of the performance goals is set forth below under “Performance Awards” and the class of employees eligible to receive wards and the maximum amount of compensation that can be paid under the Amended Plan is also described below.
Additionally, the Board and the Compensation Committee believe there is an insufficient number of shares remaining for grants under the Plan to accomplish the compensation objectives of the Company. As further discussed under the heading “Compensation Discussion and Analysis” included elsewhere in this proxy statement, our compensation program relies significantly on equity incentives to attract, retain and motivate key employees and other personnel essential to our long-term growth and future success. The Board and the Compensation Committee believe that equity incentives are necessary to remain competitive in the marketplace for key employees and provide an important link between compensation and increases in shareholder value. The proposed share increase will assure that a sufficient reserve of common stock remains available under the Amended Plan to allow us to continue to provide equity incentives to our key employees in a manner consistent with our compensation program and objectives.
The following is a brief description of the material features of the Amended Plan, as amended by this proposal. The following summary does not purport to be complete and is qualified by reference to the terms of the Amended Plan. The Amended Plan is attached to this proxy statement as Appendix A.

Description of the Amended Plan

Administration. The Amended Plan will be administered by the Compensation Committee (or the Board or any other committee designated by the Board) (any such administrator is referred to in this description as the “Administrator”). The Administrator has the authority to determine the individuals to whom awards will be granted under the Amended Plan, the terms and conditions of awards and award agreements evidencing awards, and the types of awards to be granted.

Eligibility. Key employees, directors and other individuals providing services to the Company (and its subsidiaries and affiliates) are eligible to receive awards under the Amended Plan. The Administrator selects from among the eligible individuals those employees, directors and service providers who will receive awards under the Amended Plan. As of March 14, 2012, there were approximately 50 executive officers and key employees and 9 members of the Board who were eligible to participate in the Amended Plan. As of this same date, the fair market value of a share of our common stock was $34.20.

Shares Available for Issuance under the Amended Plan. Subject to the adjustment provisions contained in the Amended Plan, the maximum number of shares of common stock that are available for issuance under the Amended Plan is 2,885,907 shares. The maximum number of shares under the Amended Plan available for incentive stock option grants is 1,076,555 shares. Subject to the adjustment provisions contained in the Amended Plan, the maximum number of shares for which stock options and stock appreciation rights may be granted to any individual in any calendar year is each 627,990 shares, the maximum number of shares with respect to any other stock-based awards (including awards denominated in shares that are subject to the satisfaction of specified performance criteria) that may be granted to any individual in any calendar year is 627,990 and the maximum amount of cash payable with respect to awards subject to the satisfaction of specified performance criteria denominated in cash to any individual in a calendar year is $5,000,000. In the event that any award expires, is forfeited, cancelled or is otherwise terminated without the issuance of shares or is otherwise settled for cash, the shares subject to the award (to the extent of such forfeiture, cancellation, expiration, termination or settlement for cash) will again be available for awards under the Amended Plan. Awards assumed in connection with mergers and other corporate events will not count against the number of shares available for grant under the Amended Plan.

Types of Awards. Incentive stock options (“ISOs”), non-incentive stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock awards, other stock-based awards and performance-based compensation awards may be granted under the Amended Plan. Awards subject to the satisfaction of specified performance criteria may be denominated in cash or in shares or may otherwise be based on shares.

Stock Options. The Administrator may, from time to time, award options to participants. Options give the holder the right to purchase shares of our common stock within a specified period of time at a specified price, which cannot be less than 100% of the fair market value of a share of our common stock at the time of grant, as determined by the Administrator. The Administrator will determine all other terms and conditions related to the exercise of an option, including the time at which options may be exercised and conditions related to the exercise of options. Two types of options may be granted under the Amended Plan: incentive stock options (“ISOs”), which are subject to special tax treatment as described below, and non-qualified stock options (“NSOs”).

Stock Appreciation Rights. The Administrator may grant SARs under the Amended Plan. A SAR is a right entitling the holder upon exercise to receive an amount (payable in the form of shares of our common stock or other property of equivalent value or cash) equal to the excess of the fair market value of the shares of common stock subject to the SAR over the grant price of the SAR as specified by the Administrator. The grant price cannot be less than 100% of the fair market value of a share of our common stock on the date the SAR is granted.

Restricted Stock, Stock Units and Other Stock-Based Awards. The Amended Plan provides for awards of restricted shares of common stock. Generally, awards of restricted stock are subject to the requirement that the shares be forfeited to the Company unless specified conditions are met. Except as otherwise determined by the Administrator, participants who hold restricted stock will have voting rights and the right to receive dividends with respect to such shares, provided, however, with respect to any awards subject to the satisfaction of specified performance criteria, any dividends paid with respect to the underlying shares of restricted stock shall be withheld by the Company and shall be paid to the participant only when, and if, such shares of restricted stock are earned in accordance with the terms of such award. The Amended Plan also provides for awards of restricted stock units and other stock-based awards, including dividend equivalent rights and other awards that are valued by reference to the fair market value of shares of our common stock. Generally, awards of stock units are promises to deliver shares of stock or cash measured by the value of our common stock in the future, and a restricted stock unit is a stock unit that is subject to the satisfaction of any conditions specified in the award. The Administrator may condition the grant of awards upon a participant's achievement of one or more performance criteria.

Performance Awards. The Administrator may also subject awards otherwise available under the Amended Plan to the satisfaction of specified performance criteria and may grant awards that are intended to qualify as “performance-based” compensation under Section 162(m) of the Code. The satisfaction of such criteria may be a condition for the grant, exercisability, vesting or full enjoyment of an award. The performance criteria used in connection with a particular performance award will be determined by the Administrator. In the case of performance awards intended to qualify for “performance-based” compensation exception under Section 162(m) of the Code, the Administrator will use one or more objectively determinable measures of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices or the performance of one or more companies and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; EBITDA; cash conversion cycle; stock price; or other trading metrics; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) or refinancing; implementation or completion of corporate governance, compliance, systems infrastructure and internal organization objectives; investor relations or management or effective disposition of litigation. Performance criteria and any related targets need not be based on an increase, a positive or improved result or avoidance of loss. To the extent consistent with the requirements of the performance-based compensation exception to Section 162(m), where applicable, the Administrator may adjust awards that are intended to qualify as “performance-based compensation” under Section 162(m) downward (either on a formula or discretionary basis or any combination) and may determine to appropriately adjust any evaluation of performance under any performance criteria for certain events occurring during a performance period. The Administrator will determine whether performance criteria (and any applicable targets) chosen for a particular award have been met.

Adjustment. In the event of any corporate event or transaction involving the Company, or one of our subsidiaries or affiliates, including a merger, consolidation, reorganization, recapitalization, separation, stock split (including a reverse stock split), stock dividend, split up, spin-off, combination of shares of our common stock, exchanges of shares of our common stock, dividend in kind, amalgamation or a similar corporate event or transaction or change to our capital structure, the Administrator will, in its sole discretion, make equitable adjustments, including, without limitation, substitutions or adjustments to the number and kind of shares of stock or other property that may be issued under the Amended Plan or under awards granted under the Amended Plan, the number and kind of shares or other property subject to outstanding awards, the exercise price of options and the purchase price of other awards and the annual award limits.

Recovery of Compensation. The Administrator may recover awards made under the Amended Plan and payments under or gain in respect of any award to the extent required to comply with Section 10D of the Securities Exchange Act of 1934, any stock exchange or similar rule adopted under said section, or any Company policy, as in effect from time to time.

Change of Control. In the event of a change of control (as defined in the Amended Plan), the Administrator may make adjustments to the terms and conditions of outstanding awards, including any of the following, either alone or in combination:

•	the continuation or assumption of outstanding awards under the Amended Plan by the Company (if it is the surviving company) or by the surviving company or its parent;

•	the substitution by the surviving company or its parent of awards with equivalent value to the outstanding awards;

•	the accelerated exercisability, vesting and/or lapse of restrictions under outstanding awards immediately prior to the occurrence of such event;

•
upon written notice, that any outstanding awards must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event, or such other period as determined by the Company, and at the end of such period, that such awards shall terminate to the extent not exercised; and

•	the cancellation of all or any portion of the outstanding awards for fair value (as determined in the Company's discretion and which may be zero).

Termination of Service. The Administrator will determine the effect of a termination of employment or service relationship of a participant on awards granted under the Amended Plan. Unless otherwise determined by the Administrator, if a participant's employment or service relationship terminates prior to the end of the performance or vesting period applicable to the award or any relevant performance goals are not achieved, then the portion of the award that is not vested or earned will be forfeited by the participant.

Amendment/Termination. Unless earlier terminated, the Amended Plan will terminate on December 17, 2019 (the tenth anniversary of the date on which the Board of Directors approved the Plan). The Administrator may amend or terminate the Amended Plan as to any future grants of awards at any time, provided that no such action may adversely affect a participant's right under an award without his or her consent. Amendments to the Amended Plan will be conditioned on stockholder approval, to the extent such approval is required by law. Except with respect to certain corporate transactions, stockholder approval is also required to (a) reduce the exercise price with respect to outstanding stock options and SARs, (b) cancel outstanding stock options or SARs in exchange for stock options or SARs with a lower exercise price, or (c) cancel outstanding stock options or SARs with an exercise price lower than the current stock price in exchange for cash or other securities.

Federal Tax Effects.

The following discussion summarizes certain material federal income tax consequences associated with the grant and exercise of stock options under the Plan. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the Amended Plan, nor does it cover state, local or non-U.S. taxes.

Incentive Stock Options (ISO). In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (and a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

Non-incentive Stock Options (NSO). In general, in the case of a NSO, the optionee has no taxable income at the time of grant but realizes income in connection with the exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is available to the Company. Upon a subsequent sale or exchange of the shares, any gain or loss recognized in the sale or exchange is treated as a capital gain or loss (long-term or short-term depending on the applicable holding period) for which the Company is not entitled to a deduction.

In general, an ISO that is exercised more than three months after termination of employment (other than termination by reason of death) is treated as a NSO. ISOs are also treated as non-qualified stock options to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

Under the so-called “golden parachute” provisions of the Code, the vesting or accelerated exercisability of awards in connection with a change in control of the Company may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards under the Amended Plan, may be subject to an additional 20% federal tax and may not be deductible to the Company.

Awards under the Amended Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly.

Plan Benefits

The number of awards that will be received by or allocated to our executive officers and employees under the Amended Plan is discretionary and undeterminable at this time.

Shareholder Approval of the Amended Plan

The Amended Plan will be approved upon the affirmative vote of a majority of the votes properly cast on the proposal, provided that the number of votes cast is more than 50 percent of the shares entitled to vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE APPROVAL OF THE NORTEK, INC. 2009 OMNIBUS INCENTIVE PLAN, AS AMENDED AND RESTATED

OTHER INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table includes information, as of March 14, 2012, about the beneficial ownership of the Company's common stock for:

•	each stockholder known by us to own beneficially 5% or more of the Company's common stock;

•	each of the Company's directors;

•	each of the named executive officers; and

•	all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Except as otherwise indicated by footnote, the number of shares and percentage ownership indicated in the following table is based on 15,675,445 outstanding shares of the Company's common stock, which includes all shares of unrestricted common stock and all shares of restricted common stock awarded under the 2009 Plan. In addition, shares of the Company's common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 14, 2012 are deemed to be outstanding and to be beneficially owned by the entity or person holding such options or warrants for the purpose of computing the percentage ownership of such entity or person but are not treated as outstanding for the purpose of computing the number of shares owned and percentage ownership of any other entity or person. Except as indicated by footnote and subject to community property laws where applicable, to the Company's knowledge, the persons named in the table below will have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Class
Holders of more than 5% of the Company's voting securities:
Entities affiliated with Ares Management LLC(2) ....................................................	5,346,820	33.99%
Funds managed by subsidiaries of FMR LLC(3) ......................................................	2,402,660	15.28
Funds and persons affiliated with Gates Capital Management, Inc.(4) .....................	1,976,178	12.53
Entities and persons affiliated with Anchorage Capital Master Offshore, Ltd. (5) ...	1,343,698	8.57
Strategic Value Partners, LLC, SVP Special Situations LLC and Victor Khosla (6)	1,062,237	6.78
Capital World Investors(7) .......................................................................................	832,632	5.31

Directors and Named Executive Officers:
Jeffrey C. Bloomberg(8) ...........................................................................................	6,452	*
Joseph M. Cianciolo(9) ............................................................................................	5,980	*
John T. Coleman(10) ................................................................................................	3,952	*
James B. Hirshorn(11) .............................................................................................	5,952	*
Thomas A. Keenan(11) ............................................................................................	5,952	*
Daniel C. Lukas(10)(12) ..........................................................................................	3,952	*
Bennett Rosenthal(11)(12) ......................................................................................	5,592	*
J. David Smith(13) ..................................................................................................	7,952	*
Michael J. Clarke(14) .............................................................................................	150,000	*
Richard L. Bready(15) .............................................................................................	197,772	1.25%
Almon C. Hall(16) ...................................................................................................	66,245	*
Kevin W. Donnelly(17) ............................................................................................	68,481	*
Edward J. Cooney(18) ..............................................................................................	66,744	*
Bruce E. Fleming .....................................................................................................	—	*
All directors and executive officers as a group(19) (14 persons) ............................	599,386	3.76%
____________

*	Less than one percent

(1)	Address unless otherwise noted is 50 Kennedy Plaza, Providence, RI 02903

(2)
Consists of (a) 2,492,306 shares of common stock and 55,562 shares of common stock issuable upon the exercise of warrants held by Ares Corporate Opportunities Fund II, L.P. (“ACOF II”) and (b) 2,798,952 shares of common stock held by Ares Corporate Opportunities Fund III, L.P. (“ACOF III”). Does not include the shares and options identified in footnotes (10) and (11) to this table held by Messrs. Lukas and Rosenthal, respectively, as nominees for the benefit of the Ares Entities (as defined below). The general partner of ACOF II is ACOF Management II, L.P. (“ACOF Management II”) and the general partner of ACOF Management II is ACOF Operating Manager II, L.P. (“ACOF Operating Manager II”). The manager of ACOF II is ACOF Operating Manager II. The general partner ACOF III is ACOF Management III, L.P. (“ACOF Management III”) and the general partner of ACOF Management III is ACOF Operating Manager III, LLC. (“ACOF Operating Manager III”). The manager of ACOF III is ACOF Operating Manager III. ACOF Operating Manager II and ACOF Operating Manager III are each indirectly controlled by Ares Management LLC (“Ares”), which, in turn, is indirectly controlled by Ares Partners Management Company LLC (“APMC” and, together with ACOF II, ACOF III, ACOF Management II, ACOF Management III, ACOF Operating Manager II, ACOF Operating Manager III and Ares, the “Ares Entities”). APMC is managed by an executive committee comprised of Mr. Rosenthal, Antony Ressler, Michael Arougheti, David Kaplan and Greg Margolies. Each of the members of the executive committee, the Ares Entities (other than ACOF II and ACOF III with respect to the securities held directly by such fund) and the directors, officers, partners, stockholders, members and managers of the Ares Entities expressly disclaims beneficial ownership of these securities, except to the extent of any pecuniary interest therein. The address of each Ares Entity is 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067. Such information was reported as of December 31, 2011 on a Schedule 13D filed February 10, 2012.

(3)
Fidelity Management & Research Company (“Fidelity”), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 may be deemed to be the beneficial owner of 2,284,188 shares of the Common Stock of Nortek, Inc. (the “Company) and 51,225 shares of Common Stock issuable upon the exercise of warrants, as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 (each, the “Fund”). The ownership of one Fund, Fidelity Capital & Income Fund, amounted to 963,777 shares of the Common Stock outstanding. Fidelity Capital & Income Fund has its principal business office at 82 Devonshire
Street, Boston, Massachusetts 02109. Edward C. Johnson 3d and FMR LLC, through their control of Fidelity, and the Fund each has sole power to dispose of the securities owned by the Funds.

Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.

Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fund, which power resides with the Fund's Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Fund's Boards of Trustees.

Pyramis Global Advisors Trust Company (“PGATC”), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 65,572 shares of the outstanding Common Stock of the Company and 1,675 shares of Common Stock issuable upon the exercise of warrants, as a result of its serving as investment manager of institutional accounts owning such shares.

Edward C. Johnson 3d and FMR LLC, through its control of Pyramis Global Advisors Trust Company, each has sole dispositive power over 67,247 shares and sole power to vote or to direct the voting of 16,265 shares of Common Stock owned by the institutional accounts managed by PGATC as reported above. Such information was reported as of December 31, 2011 on a Schedule 13G filed February 14, 2012.

(4)
Consists of 1,880,038 shares of common stock and 96,140 shares of common stock issuable upon the exercise of warrants, held by Gates Capital Management, Inc., Gates Capital Partners, L.P., ECF Value Fund, L.P., ECF Value Fund II, L.P., ECF Value Fund International, Ltd. and Jeffrey L. Gates. The address of Gates Capital Management, Inc., Gates Capital Partners, L.P., ECF Value Fund, L.P., ECF Value Fund II, L.P. and Jefrey L. Gates is c/o Gates Capital Management, Inc., 1177 Avenue of the Americas, 32nd Floor, New York, NY 10036. The address of ECF Value Fund International, Ltd. is c/o Harneys Westwood & Riegels, Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands. Such information was reported as of December 31, 2011 on a Schedule 13G filed February 14, 2012.

(5)
Consists of 1,343,698 shares of common stock held for the account of Anchorage Capital Master Offshore, Ltd. (“Anchorage Offshore”). Each of the following persons (collectively, the “Reporting Persons”) may be deemed the beneficial owner the shares held for the account of Anchorage Offshore: Anchorage Capital Group, L.L.C. ("Capital Group"); Anchorage Advisors Management, L.L.C. ("Management"); Anthony L. Davis ("Mr. Davis"); and Kevin M. Ulrich ("Mr. Ulrich"). Capital Group is the investment advisor to Anchorage Offshore. Management is the sole managing member of Capital Group. Mr. Davis is the President of Capital Group and a managing member of Management, and Mr. Ulrich is the Chief Executive Officer of Capital Group and the other managing member of Management. The address of Anchorage Offshore and the Reporting Persons is 610 Broadway, 6th Floor, New York, NY 10012. Such information was reported as of December 31, 2011 on a Schedule 13G filed February 14, 2012.

(6)
Strategic Value Partners, LLC (“Strategic Value Partners”) and Victor Khosla may be deemed the beneficial owners of 1,024,737 shares of Common Stock, and SVP Special Situations LLC (“Special Situations”) may be deemed the beneficial owners of 37,500 shares of Common Stock. Each of Strategic Value Partners and Special Situations disclaims beneficial ownership of all shares of the Common Stock, other than for purposes of Section 13(d) of the Exchange Act. Mr. Khosla, the Chief Investment Officer, may be deemed to control the voting and dispositive decisions with respect to the shares of Common Stock made by Strategic Value Partners and Special Situations and may therefore be deemed to be the beneficial owner of the shares of Common Stock. Beneficial ownership of the shares of Common Stock by Mr. Khosla is expressly disclaimed, except to the extent of his indirect pecuniary interest in Strategic Value Partners, Special Situations, SV Master Fund, and/or SS Master Fund, if any. The address of Strategic Value Partners, Special Situations, and Mr. Khosla is 100 West Putnam Avenue, Greenwich, CT 06830. Such information was reported on a Schedule 13G filed February 13, 2012, as of December 31, 2011.

(7)
Capital World Investors, a division of Capital Research and Management Company (“CRMC”) is deemed to be the beneficial owner of 832,632 shares of common stock. CRMC is an investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The address of Capital World Investors is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071. Such information was reported as of December 31, 2011 on a Schedule 13G filed February 10, 2012.

(8)
Consists of (a) 500 shares of common stock, (b) 4,000 shares of common stock issuable upon the exercise of stock options and (c) 1,952 shares of unvested restricted common stock awarded under the 2009 Plan, as to which unvested restricted common stock Mr. Bloomberg has voting but not dispositive power.

(9)
Consists of (a) 28 shares of common stock, (b) 4,000 shares of common stock issuable upon the exercise of stock options and (c) 1,952 shares of unvested restricted common stock awarded under the 2009 Plan, as to which unvested restricted common stock Mr. Cianciolo has voting but not dispositive power.

(10)
Consists of (a) 2,000 shares of common stock issuable upon the exercise of stock options and (b) 1,952 shares of unvested restricted common stock awarded under the 2009 Plan. These securities are held by Mr. Lukas for the benefit of the Ares Entities. Mr. Lukas is associated with the Ares Entities and pursuant to the policies of the Ares Entities, Mr. Lukas holds these securities as a nominee on behalf, and for the sole benefit, of Ares and has assigned all economic, pecuniary and voting rights in respect of these securities to Ares. As to the unvested restricted shares of common stock, Ares has voting but not dispositive power.

(11)
Consists of (a) 4,000 shares of common stock issuable upon the exercise of stock options and (b) 1,952 shares of unvested restricted common stock awarded under the 2009 Plan. These securities are held by Mr. Rosenthal for the benefit of the Ares Entities. Mr. Rosenthal is associated with the Ares Entities and pursuant to the policies of the Ares Entities, Mr. Rosenthal holds these securities as a nominee on behalf, and for the sole benefit, of Ares and has assigned all economic, pecuniary and voting rights in respect of these securities to Ares. As to the unvested restricted shares of common stock, Ares has voting but not dispositive power.

(12)
Does not include the securities held by ACOF II and ACOF III. As disclosed elsewhere in this proxy statement, Messrs. Lukas and Rosenthal are associated with Ares. Messrs. Lukas and Rosenthal each expressly disclaims beneficial ownership of the securities held by ACOF II and ACOF III.

(13)
Consists of (a) 2,000 shares of common stock, (b) 4,000 shares of common stock issuable upon the exercise of stock options and (c) 1,952 shares of unvested restricted common stock awarded under the 2009 Plan, as to which unvested restricted common stock Mr. Smith has voting but not dispositive power.

(14)	Consists of 150,000 shares of unvested restricted common stock awarded under the 2009 Plan, as to which unvested restricted common stock Mr. Clarke has voting but not dispositive power.

(15)	Consists of (a) 85,846 shares of common stock, (b) 16,382 shares of common stock issuable upon exercise of warrants and (c) 95,544 shares of common stock issuable upon exercise of stock options.

(16)
Consists of (a) 8,695 shares of common stock, (b) 334 shares of common stock issuable upon exercise of warrants (c) 8,500 shares of common stock issuable upon exercise of stock options and (d) 48,716 shares of unvested restricted common stock awarded under the 2009 Plan, as to which unvested restricted common stock Mr. Hall has voting but not dispositive power.

(17)
Consists of (a) 9,066 shares of common stock, (b) 334 shares of common stock issuable upon exercise of warrants, (c) 11,286 shares of common stock issuable upon exercise of stock options and (d) 47,795 shares of unvested restricted common stock awarded under the 2009 Plan, as to which unvested restricted common stock Mr. Donnelly has voting but not dispositive power.

(18)
Consists of (a) 8,316 shares of common stock, (b) 334 shares of common stock issuable upon exercise of warrants, (c) 11,286 shares of common stock issuable upon exercise of stock options and (d) 46,808 shares of unvested restricted common stock awarded under the 2009 Plan, as to which unvested restricted common stock Mr. Cooney has voting but not dispositive power.

(19)
Consists of an aggregate of (a) 114,451 shares of common stock, (b) 17,384 shares of common stock issuable upon exercise of warrants, (c) 154,616 shares of common stock issuable upon the exercise of stock options and (d) 308,935 shares of unvested restricted common stock awarded under the 2009 Plan held by executive officers, as to which each executive officer has voting but not dispositive power.

Financial and Other Information

The Company has made available to you its Annual Report on Form 10-K for the fiscal year ended December 31, 2011. The Company's Form 10-K for the year ended December 31, 2011 can also be accessed on the Internet at the SEC Filings section of the Investors section of the Company's website, www.nortek-inc.com, and at the website of the SEC, www.sec.gov. The documents are also available without charge by requesting them in writing from Nortek, Inc., 50 Kennedy Plaza, Providence, Rhode Island 02903.

Proposals of Stockholders

Proposals to be included in the proxy statement.

In order to be included in the Company's proxy materials for presentation at the 2013 Annual Meeting of Stockholders, a stockholder proposal pursuant to Rule 14a-8 as promulgated under the Exchange Act must be received by the Secretary of the Company at 50 Kennedy Plaza, Providence, Rhode Island 02903, not less than 120 days prior to May 8, 2013 and must comply with the requirements of Rule 14a-8.

Other proposals (not to be included in the proxy statement)

Under the Company's Amended and Restated By-Laws, a stockholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. Pursuant to the Company's Amended and Restated By-Laws, if you wish to bring business before the Company's 2013 annual meeting, you must give written notice thereof which must be received by the Secretary of the Company at 50 Kennedy Plaza, Providence, Rhode Island 02903 not less than 90 days, nor more than 120 days prior to May 8, 2013. Proposals that do not comply with these notice provisions will not be considered at the Company's 2013 annual meeting.

A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting, (ii) the reasons for conducting such business at the annual meeting, (iii) the name and record address of the stockholder proposing such business, (iv) the class and number of the Company's shares which are beneficially owned by the stockholder; and (v) any material interest of the stockholder in such business. We do not intend to entertain any proposals or nominations at the annual meeting that do not meet the requirements set forth in the Company's Amended and Restated By-Laws. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, the Company may exercise discretionary voting authority under proxies that it solicits to vote in accordance with its best judgment on any such stockholder proposal or nomination.

APPENDIX A
Nortek, Inc. 2009 Omnibus
Incentive Plan, as Amended and Restated

Article 1 - Purpose of the Plan
The purpose of this Plan is to attract, retain and motivate officers, key employees, non-employee directors, and other individuals providing services to the Company and its Subsidiaries and Affiliates and to promote the success of the Company's business by providing the participants of the Plan with appropriate incentives.
Article 2 - Definitions
Whenever capitalized in the Plan, the following terms shall have the meanings set forth below.
2.1 “Adoption Date” means the date set forth in Section 15.17 hereof.
2.2 “Affiliate” means any Subsidiary and any other entity that the Company, either directly or indirectly, is in common control with, is controlled by or controls, or any other entity designated by the Board in which the Company, a Subsidiary or any other Affiliate has a substantial direct or indirect equity interest.
2.3 “Annual Award Limit” shall have the meaning set forth in Section 5.1(b) hereof.
2.4 “Award” means any Option, Stock Appreciation Right, Restricted Stock, Other Stock-Based Award, or Performance-Based Compensation Award that is granted under the Plan.
2.5 “Award Agreement” means either (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Participant describing the terms and conditions of the actual grant of such Award and not providing for any approval or execution by the Participant.
2.6 “Board” means the Board of Directors of the Company.
2.7 “Cause” unless otherwise specified in the Award Agreement, means any of the following, as determined by the Board in good faith, (a) fraud, embezzlement, material dishonesty, breach of fiduciary duty against the Company or any Subsidiary or Affiliate, (b) indictment or pleading of nolo contendere to a felony or a crime involving moral turpitude or (c) the Participant's gross negligence, willful malfeasance or material act of disloyalty with respect to the Company or any of its Affiliate; provided, however, that in the case of a Participant who has an employment or other individual agreement with the Company or any Subsidiary or Affiliate, “Cause” shall have the meaning set forth in such agreement.
2.8 “Change of Control” means the occurrence of any one of the following events:

(i)
the acquisition by any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than (A) the Designated Holders and their affiliates or (B) any such person or group of which one or more Designated Holders has beneficial ownership of 50% or more of the combined voting power of the then outstanding securities

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entitled to vote generally in the election of directors (“Voting Securities”) of such person or group, of more than 50% of the Voting Securities of the Company;

(ii)
any merger, consolidation, reorganization, recapitalization, tender or exchange offer or any other transaction with or affecting the Company as a result of which a “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than the Designated Holders and their affiliates or any such person or group of which one or more Designated Holders has beneficial ownership of 50% or more of the Voting Securities of such person or group, owns after such transaction more than 50% of the Voting Securities of the Company or the surviving entity in such transaction;

(iii)
the sale, lease, exchange, transfer or other disposition to any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than the Designated Holders and their affiliates, or any such person or group of which one or more Designated Holders has beneficial ownership of 50% or more of the Voting Securities of such person or group, of all or substantially all, of the assets of the Company and its consolidated Subsidiaries;

(iv)	the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets; or

(v)
a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the individuals who constitute the Board as of the beginning of such period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board: provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors who remain on the Board, including those directors whose election or nomination for election was previously so approved, shall be deemed to be an Incumbent Director.

Notwithstanding the foregoing, (A) a Person shall not be deemed to have beneficial ownership of securities subject to a stock purchase agreement, merger agreement or similar agreement (or voting or option agreement related thereto) until the consummation of the transactions contemplated by such agreement, (B) any holding company whose only material asset is equity interests of the Company or any of its direct or indirect parent companies shall be disregarded for purposes of determining beneficial ownership under clause (ii) above and (C) the term “Change of Control” shall not include a merger or consolidation of the Company with or the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the Company's assets to, an Affiliate incorporated or organized solely for the purpose of reincorporating or reorganizing the Company in another jurisdiction and/or for the sole purpose of forming a holding company.
Further, notwithstanding the foregoing, with respect to any Award which constitutes “nonqualified deferred compensation” under, and subject to, Section 409A of the Code, to the extent necessary to comply with the requirements of such Section 409A, the term “Change of Control” shall mean an occurrence that both (i) satisfies the requirements set forth above in the definition of Change of Control, and (ii) is a “change in control event” as that term is defined in the regulations under Section 409A of the Code.
2.9 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

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2.10 “Committee” means the Board, the Compensation Committee of the Board or any other committee consisting of at least two members of the Board designated by the Board to administer this Plan. Unless otherwise determined by the Board, each member of the Committee shall be (a) a Non-Employee Director, (b) an Outside Director, and (c) an “independent director” within the meaning of the listing requirements of any exchange on which the Company is listed.
2.11 “Covered Employee” means for any Plan Year, a Participant designated by the Company as a potential “covered employee” as such term is defined in Section 162(m).
2.12 “Designated Holder” means each Person who, together with its affiliates, as of the Adoption Date, beneficially owns 15% or more of the outstanding Shares; provided, that no Person shall be a Designated Holder following the first date after the Adoption Date on which such Person beneficially owns less than 5% of the outstanding Shares.
2.13 “Director” means a member of the Board who is not an Employee.
2.14 “Effective Date” means the date set forth in Section 15.17 hereof.
2.15 “Employee” means an officer or other key employee of the Company, a Subsidiary or Affiliate, including a member of the Board who is an employee of the Company, a Subsidiary or Affiliate.
2.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
2.17 “Fair Market Value” means, as of any date, the per Share value determined as follows, in accordance with applicable provisions of Section 409A of the Code:

(a)
The closing price on a recognized stock exchange or any established over-the-counter trading system on which dealings take place, or if no trades were made on any such day, the immediately preceding day on which trades were made; or

(b)
In the absence of an established market for the Shares of the type described in (a) above, the per Share Fair Market Value thereof shall be determined by the Committee in good faith and in accordance with applicable provisions of Section 409 A of the Code.

2.18 “Incentive Stock Option” means an Option intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and designated as an Incentive Stock Option.
2.19 “Non-Employee Director” means a person defined in Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.
2.20 “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
2.21 “Other Stock-Based Award” means any right granted under Article 9 hereof.
2.22 “Option” means any stock option granted from time to time under Article 6 hereof.
2.23 “Option Price” means the purchase price per Share subject to an Option, as determined pursuant to Section 6.2 hereof.
2.24 “Outside Director” means a member of the Board who is an “outside director” within the meaning of Section 162(m).

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2.25 “Participant” means any eligible person as set forth in Section 4.1 hereof to whom an Award is granted.
2.26 “Performance-Based Compensation Award” means an Award subject to Performance Criteria. The Committee in its discretion may grant Performance-Based Compensation Awards that are intended to qualify for the “performance-based compensation” exception under Section 162(m) and Performance-Based Compensation Awards that are not intended to so qualify. Performance-Based Compensation Awards may be denominated in cash or in Shares or may otherwise be based on Shares.
2.27 “Performance Criteria” means specified criteria, other than the mere continuation of employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the “performance-based compensation” exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices or the performance of one or more companies and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; EBITDA; cash conversion cycle; stock price or other trading metrics; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) or refinancing; implementation or completion of corporate governance, compliance, systems infrastructure or internal organization objectives; investor relations or management or effective disposition of litigation. A Performance Criterion and any targets with respect thereto determined by the Committee need not be based upon an increase, a positive or improved result or avoidance of loss. The Committee may determine to appropriately adjust any evaluation of performance under any Performance Criteria for one or more of the following events that occurs during a Performance Period: (1) asset impairments or write-downs; (2) litigation or claim judgments or settlements; (3) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (4) accruals for reorganization and restructuring programs; (5) any extraordinary nonrecurring items; (6) the operations of any business acquired by the Company or any Affiliate; (7) the divestiture of one or more business operations or the assets thereof; (8) the costs incurred in connection with such acquisitions or divestitures; (9) charges for stock-based compensation; (10) noncash charges relating to employee benefit or executive or employee compensation plans (including, but not limited to, equity-based award plans and incentive and bonus plans) of the Company or any of its Affiliates, (11) cash and non-cash restructuring charges, including, but not limited to, any fees, expenses or charges related thereto and any severance, relocation and transition costs, in each case within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.
2.28 “Performance Period” means the period of time during which the Performance Criterion or Criteria must be met in order to determine the degree of payout and/or vesting with respect to an Award.
2.29 “Person” means any natural person, sole proprietorship, general partnership, limited partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, governmental authority, or any other organization, irrespective of whether it is a legal entity and includes any successor (by merger or otherwise) of such entity.

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2.30 “Plan” means the Nortek, Inc. 2009 Omnibus Incentive Plan, as Amended and Restated, and as it may be amended from time to time, and any sub-plan that may be adopted hereunder.
2.31 “Plan Year” means a calendar year.
2.32 “Restricted Stock” means any Award granted under Article 8 hereof.
2.33 “Restriction Period” means the period during which Restricted Stock awarded under Article 8 of the Plan is subject to forfeiture.
2.34 “Section 162(m)” means Section 162(m) of the Code (or any successor thereto) and the related regulations promulgated thereunder.
2.35 “Share” means a common stock of the Company, par value $.01 per share, or such other class or kind of shares or other securities resulting from the application of Article 13 hereof.
2.36 “Stock Appreciation Right” means any right granted under Article 7 hereof.
2.37 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations, other than the last corporation in each unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
2.38 “Ten Percent Shareholder” means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or a Subsidiary or Affiliate.
Article 3 - Administration
3.1 Authority of the Committee. The Plan shall be administered by the Committee, which shall have full power to interpret, construe and administer the Plan and Award Agreements and full authority to select the Participants to whom Awards will be granted, and to determine the type and amount of Awards to be granted to each such Participant and the terms and conditions of Awards and Award Agreements. Without limiting the generality of the foregoing, the Committee may, in its sole discretion, but subject to the limitations in Article 12 and Sections 6.6 and 10.5 hereof, (i) exercise all of the powers granted to it under the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iii) make all determinations necessary or advisable in administering the Plan, (iv) amend the Plan to reflect changes in applicable law, rule, regulation or guidance, (v) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, canceled, forfeited or suspended, (vi) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee, (vii) clarify, construe or resolve any ambiguity or omission in any provision of the Plan or any Award Agreement, (viii) extend the term or period of exercisability of any Awards, accelerate the vesting of any Award, or (ix) waive any terms or conditions applicable to any Award. Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its Subsidiaries or Affiliates or a company acquired by the Company or with which the Company combines. The Committee shall have full and exclusive discretionary power to adopt rules, forms, instruments, and

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guidelines for administering the Plan as the Committee deems necessary or proper. Notwithstanding anything in this Section 3.1 to the contrary, and subject to Section 3.2 hereof, the Board, or any other committee or sub-committee established by the Board, is hereby authorized (in addition to any necessary action by the Committee) to grant or approve Awards as necessary to satisfy the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder and to act in lieu of the Committee with respect to Awards made to Non-Employee Directors and other Participants under the Plan. All actions taken and all interpretations and determinations made by the Committee or by the Board (or any other committee or sub-committee thereof), as applicable, shall be final and binding upon the Participants, the Company, and all other interested individuals.
3.2 Delegation. The Committee may delegate to two or more of its members, two or more members of the Board, two or more officers of the Company or any of its Subsidiaries or Affiliates, and two or more agents or advisors such administrative duties or powers as it may deem advisable; provided that (a) the Committee shall not delegate to officers of the Company or any of its Subsidiaries or Affiliates the power to make grants of Awards to the extent not permitted by Section 157(c) of the Delaware General Corporation Law or any other applicable law and (b) the Committee shall not delegate the ability to grant Awards to (i) persons subject to Section 16(a) of the Exchange Act or (ii) persons who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m). For the avoidance of doubt, no officer of the Company who has so been delegated the power to make grants of Awards hereunder by the Committee shall be entitled to make a grant to himself or herself. In the event of any such delegation described in the preceding sentence, the term “Committee” will include the person or persons so delegated to the extent of such delegation.
Article 4 - Eligibility and Participation
4.1 Eligibility. Participants will consist of such Employees, Directors and other individuals providing services to the Company or any Subsidiary or Affiliate as the Committee in its sole discretion determines and whom the Committee may designate from time to time to receive Awards. Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year.
4.2 Type of Awards. Awards under the Plan may be granted in any one or a combination of: (a) Options, (b) Stock Appreciation Rights, (c) Restricted Stock, (d) Other Stock-Based Awards, and (e) Performance-Based Compensation Awards. The Plan sets forth the Performance Criteria and procedural requirements to permit the Company to design Awards that are intended to qualify for the “performance-based compensation” exception under Section 162(m), as described in Article 10 hereof. Awards granted under the Plan shall be evidenced by Award Agreements (which need not be identical or executed by a Participant) that provide additional terms and conditions associated with such Awards not inconsistent with the terms of the Plan, as determined by the Committee in its sole discretion; provided, however, that in the event of any conflict between the provisions of the Plan and any such Award Agreement, the provisions of the Plan shall prevail, except to the extent specifically provided in the Award Agreement.
Article 5 - Shares Subject to the Plan and Maximum Awards
5.1 Number of Shares Available for Awards.

(a)
General. Subject to adjustment as provided in Article 13 hereof, the maximum number of Shares available for issuance to Participants pursuant to Awards under the Plan shall be 2,885,907 Shares. The number of Shares available for granting Incentive Stock Options

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under the Plan shall not exceed 1,076,555 Shares, subject to Article 13 hereof and the provisions of Sections 422 or 424 of the Code and any successor provisions. The Shares available for issuance under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. Any Shares withheld from an Award to satisfy the Company's withholding obligation with respect to an Award as described in Section 15.4 or in payment of the exercise price of any Award requiring exercise shall not again be available for issuance under the Plan. When a Stock Appreciation Right is settled in Shares upon exercise, the total number of Shares underlying the Award shall be counted against the number of Shares available for issuance under the Plan, regardless of the number of Shares used to settle such Stock Appreciation Right upon exercise.

(b)
Annual Award Limits. The maximum number of Shares for which Options may be granted to any Participant in any Plan Year and the maximum number of Shares for which Stock Appreciation Rights may be granted to any Participant in any Plan Year shall each be 627,990 and the maximum number of Shares (including Performance-Based Compensation Awards denominated in Shares) with respect to other Awards denominated in Shares that may be granted to any Participant in any Plan Year shall be 627,990.

Shares, subject to adjustments made in accordance with Article 13 hereof, and the maximum amount payable to any Participant with respect to a Performance-Based Compensation Award that is denominated in cash in any Plan Year shall be $5,000,000, subject to adjustments made in accordance with Article 13 hereof (the “Annual Award Limit”).

(c)
Additional Shares. In the event that any outstanding Award expires, is forfeited, cancelled or otherwise terminated without the issuance of Shares or is otherwise settled for cash, the Shares subject to such Award, to the extent of any such forfeiture, cancellation, expiration, termination or settlement for cash, shall again be available for Awards. If the Committee authorizes the assumption under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, of awards granted under another plan, such assumption shall not (i) reduce the maximum number of Shares available for issuance under this Plan or (ii) be subject to or counted against a Participant's Annual Award Limit.

Article 6 - Stock Options
6.1 Grant of Options. The Committee is hereby authorized to grant Options to Participants. Each Option shall permit a Participant to purchase from the Company a stated number of Shares at an Option Price established by the Committee, subject to the terms and conditions described in this Article 6 and to such additional terms and conditions, as established by the Committee, in its sole discretion, that are consistent with the provisions of the Plan. Options shall be designated as either Incentive Stock Options or Nonqualified Stock Options, provided that Options granted to Directors shall be Nonqualified Stock Options. An Option granted as an Incentive Stock Option shall, to the extent it fails to qualify as an Incentive Stock Option, be treated as a Nonqualified Stock Option. Neither the Committee nor the Company or any of its Subsidiaries or Affiliates shall be liable to any Participant or to any other Person if it is determined that an Option intended to be an Incentive Stock Option does not qualify as an Incentive Stock Option. Options shall be evidenced by Award Agreements which shall state the number of Shares covered by such Option. Such Award Agreements shall conform to the requirements of the Plan, and may contain such other provisions not inconsistent with the terms of the Plan, as the Committee shall deem advisable.
6.2 Terms of Option Grant. The Option Price per Share shall be determined by the Committee at

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the time of grant, but shall not be less than 100% of the Fair Market Value of a Share on the date of grant. In the case of any Incentive Stock Option, the Option Price per Share shall be (a) if granted to a person other than a Ten Percent Shareholder, not less than 100% of the Fair Market Value of a Share on the date of grant or (b) if granted to a Ten Percent Shareholder, not be less than 110% of the Fair Market Value of a Share on the date of grant.
6.3 Option Term. The term of each Option shall be determined by the Committee at the time of grant and shall be stated in the Award Agreement, but in no event shall such term be greater than ten years (or, in the case on an Incentive Stock Option granted to a Ten Percent Shareholder, five years),provided, however, that, with respect to Nonqualified Stock Options granted after the Effective Date, if a Participant still holding an outstanding but unexercised Nonqualified Stock Option ten (10) years from the date of grant (or, in the case of a Nonqualified Stock Option with a maximum term of less than ten (10) years, such maximum term) is prohibited by applicable law or a written policy of the Company applicable to similarly situated employees from engaging in any open-market sales of Stock, the maximum term of such Award will instead be deemed to expire on the thirtieth (30th) day following the date the Participant is no longer prohibited from engaging in such open market sales.
6.4 Time of Exercise. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.
6.5 Method of Exercise. Except as otherwise provided in the Plan or in an Award Agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. The aggregate Option Price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise to the extent permitted by the Committee (a) in cash or its equivalent (e.g., by cashier's check), (b) to the extent permitted by the Committee, in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased, (c) partly in cash and, to the extent permitted by the Committee, partly in such Shares (as described in (b) above), (d) by reducing the number of Shares otherwise deliverable upon the exercise of the Option by the number of Shares having a Fair Market Value equal to the Option Price, or (e) if there is a public market for the Shares at such time, subject to such requirements as may be imposed by the Committee, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased. The Committee may prescribe any other method of payment that it determines to be consistent with applicable law and the purpose of the Plan.
6.6 Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to employees of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) at the date of grant. The aggregate Fair Market Value (generally determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all plans of the Company and of any “parent corporation” or “subsidiary corporation” shall not exceed $100,000, or the Option shall be treated as a Nonqualified Stock Option. For purposes of the preceding sentence, Incentive Stock Options will be taken into account generally in the order in which they are granted. Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Award Agreement thereof that cannot be so construed shall be disregarded.
Article 7 - Stock Appreciation Rights

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7.1 Grant of Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants. Stock Appreciation Rights shall be evidenced by Award Agreements that shall conform to the requirements of the Plan and may contain such other provisions, as the Committee shall deem advisable. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of a specified number of Shares on the date of exercise over (b) the grant price of the right as specified by the Committee on the date of the grant. Such payment may be in the form of cash, Shares, other property or any combination thereof, as the Committee shall determine in its sole discretion.
7.2 Terms of Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price (which shall not be less than 100% of the Fair Market Value of a Share on the date of grant), term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such other conditions or restrictions on the exercise of any Stock Appreciation Right not inconsistent with the terms of the Plan as it may deem appropriate. No Stock Appreciation Right shall have a term of more than ten years from the date of grant; provided, however, that, with respect to Stock Appreciation Rights granted after the Effective Date, if a Participant still holding an outstanding but unexercised Stock Appreciation Right ten (10) years from the date of grant (or, in the case of a Stock Appreciation Right with a maximum term of less than ten (10) years, such maximum term) is prohibited by applicable law or a written policy of the Company applicable to similarly situated employees from engaging in any open-market sales of Stock, the maximum term of such Award will instead be deemed to expire on the thirtieth (30th) day following the date the Participant is no longer prohibited from engaging in such open market sales.
Article 8 - Restricted Stock
 8.1 Grant of Restricted Stock. The Committee is hereby authorized to grant Restricted Stock to Participants. An Award of Restricted Stock is a grant by the Committee of a specified number of Shares to the Participant, which Shares may be subject to vesting or forfeiture upon the occurrence of specified events or may be fully or partially vested upon grant or issuance. Participants shall be awarded Restricted Stock in exchange for consideration not less than the minimum consideration required by applicable law. Restricted Stock shall be evidenced by an Award Agreement, which shall conform to the requirements of the Plan and may contain such other provisions not inconsistent with the terms of the Plan, as the Committee shall deem advisable.
8.2 Terms of Restricted Stock Awards. Each Award Agreement evidencing a Restricted Stock grant shall specify the period(s) of restriction, the number of Shares of Restricted Stock subject to the Award, the performance, employment, vesting or other conditions (including the effect of a termination of a Participant's service whether due to death, disability or other cause) under which the Restricted Stock may be forfeited to the Company (if applicable) and such other provisions not inconsistent with the terms of the Plan as the Committee shall determine. Any Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates (in which case, the certificate(s) representing such Shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period). At the end of the Restriction Period, the restrictions imposed hereunder and under the Award Agreement shall lapse with respect to the number of Shares of Restricted Stock as determined by the Committee and set forth in the Award Agreement, and the legend shall be removed and such number of Shares delivered to the Participant (or, where appropriate,

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the Participant's legal representative).
8.3 Voting and Dividend Rights. Except as otherwise determined by the Committee and set forth in an Award Agreement, a Participant holding Restricted Stock granted hereunder shall have the right to exercise voting rights with respect to the Restricted Stock during the Restriction Period and shall have the right to receive dividends on the Restricted Stock during the Restriction Period. Notwithstanding the foregoing, with respect to any Performance-Based Compensation Award, any dividends paid with respect to the underlying shares of Restricted Stock shall be withheld by the Company and shall be paid to the grantee only when, and if, such shares of Restricted Stock are earned in accordance with the terms of such Award.
8.4 Performance Goals. The Committee may condition the grant of Restricted Stock or the expiration of the Restriction Period upon the achievement of Performance Criterion or Criteria specified in the Award Agreement.
8.5 Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code concerning Restricted Stock, the Participant shall be required to file promptly a copy of such election with the Company.
Article 9 - Other Stock-Based Awards
          The Committee, in its sole discretion, may grant Awards of Shares and Awards that are valued, in whole or in part, by reference to, or are otherwise based on the Fair Market Value of Shares (the “Other Stock-Based Awards”), including without limitation, restricted stock units, unrestricted Shares, deferred Shares, phantom shares or units and dividend equivalent rights. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards, whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares, and all other terms and conditions of such Awards not inconsistent with the terms of the Plan (including, without limitation, the vesting provisions thereof).
Article 10 - Performance-Based Compensation
10.1 Grant of Performance-Based Compensation Awards. To the extent permitted by Section 162(m), the Committee is authorized to design any Award so that the amounts or Shares payable or distributed pursuant to such Award are treated as qualifying for the “performance-based compensation” exception within the meaning of Section 162(m).
10.2 Establishment of Performance Goals for Covered Employees. No later than 90 days after the commencement of a Performance Period (but in no event after 25% of such Performance Period has elapsed), the Committee shall establish in writing: (a) the Performance Criterion or Criteria applicable to the Performance Period; (b) the targets to be used to measure the Performance Criterion or Criteria; (c) the formula for computing the amount of compensation payable to the Participant if such Performance Criterion or Criteria is or are obtained, as applicable; and (d) the Participants or class of Participants to which such Performance Criterion or Criteria apply. The outcome of such Performance Criterion or

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Criteria must be substantially uncertain when established by the Committee.
10.3 Adjustment of Performance-Based Compensation. Performance-Based Compensation Awards that are designed to qualify for the “performance-based compensation” exception under Section 162(m) may not be adjusted upward. The Committee shall retain the discretion to adjust any Performance-Based Compensation Award (whether or not designed to qualify for the “performance-based compensation” exception under Section 162(m)) downward, either on a formula or discretionary basis or any combination, as the Committee determines consistent with the requirements of Section 162(m).
10.4 Certification of Performance. Except for Awards that pay compensation attributable solely to an increase in the value of Shares, no Award designed to qualify for the “performance-based compensation” exception under 162(m) of the Code shall be vested, credited or paid, as applicable, with respect to any Participant until the Committee certifies in writing that the Performance Criterion or Criteria and any other material terms applicable to such Performance Period have been satisfied.
10.5 Terms of Performance-Based Compensation Awards. Each provision of the Plan and each Award Agreement relating to Performance-Based Compensation Awards intended to qualify for the “performance-based compensation” exception under Section 162(m) shall be construed so that each such Award shall be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, and any provisions of the Award Agreement thereof that cannot be so construed shall be disregarded.
Article 11 - Termination of Service
          The Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, the circumstances in which Awards shall be exercised, vested, paid or forfeited in the event a Participant ceases to be employed by or provide services to the Company or Subsidiary or Affiliate (including in the event of a termination of service for Cause) prior to the end of a Performance Period or the exercise, vesting or settlement of such Award. Unless otherwise determined by the Committee, if, with respect to any Award, (a) a Participant's termination of service occurs before the end of the Performance Period or the vesting period applicable to such Award (or the applicable portion of such Award) or (b) any relevant Performance Criterion are not achieved in whole or in part (as determined by the Committee) by the end of the Performance Period, then all such then unvested and/or unearned Awards shall be forfeited by the Participant.
Article 12 - Compliance with Section 409A of the Code
12.1 General. The Company intends that all Awards be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder (“Section 409A”), such that there are no adverse tax consequences, interest, or penalties as a result of the payments. Notwithstanding any other provision of the Plan, the Committee may, in its sole discretion and without a Participant's prior consent, amend the Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (a) exempt any Award from the application of Section 409A, (b) comply with the requirements of Section 409A, including without limitation any such regulations guidance, compliance programs and other interpretative authority that may be issued after the date of the grant, or (c) avoid the imposition of additional taxes, interest or penalties on the Company or any Subsidiary or Affiliate by reason of Section 409A.
12.2 Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or

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Award Agreement, to the extent necessary to comply with the requirements of Section 409A, any payment(s) of nonqualified deferred compensation (within the meaning of Section 409A) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A) as a result of his or her separation from service (other than a payment that is not subject to Section 409A) shall be delayed for the first six months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) on the payment date that immediately follows the end of such six-month period or as soon as administratively practicable thereafter.
12.3 Separation from Service. A termination of employment shall not be deemed to have occurred for purposes of any provision of the Plan or any Award Agreement providing for the payment or settlement of any amounts or benefits that are subject to Section 409A upon or following a termination of employment, unless such termination is also a “separation from service” within the meaning of Section 409A and the payment thereof prior to a “separation from service” would violate Section 409A. For purposes of any such provision of the Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.”
Article 13 - Adjustments
13.1 Adjustments in Authorized Shares. In the event of any corporate event or transaction involving the Company, a Subsidiary and/or an Affiliate (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, combination of Shares, exchange of Shares, dividend in kind, amalgamation, or other like change in capital structure (other than normal cash dividends to stockholders of the Company), or any similar corporate event or transaction, the Committee, to prevent dilution or enlargement of Participants' rights under the Plan, shall, in its sole discretion, make any such substitutions or adjustments in such manner as it may deem equitable, including without limitation, substitutions or adjustments, as applicable, to any or all of the following: the number and kind of Shares or other property that may be issued under the Plan or under particular forms of Awards; the number and kind of Shares or other property subject to outstanding Awards; the Option Price; grant price or purchase price applicable to outstanding Awards; and the Annual Award Limits.
13.2 Change of Control. Upon the occurrence of a Change of Control, unless the Committee shall determine otherwise in the Award Agreement, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof): (a) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of awards with equivalent value as such outstanding Awards; (c) accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of such event; (d) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event, or such other period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Awards shall terminate to the extent not so exercised within the relevant period; and (e) cancellation of all or any portion of outstanding Awards for fair value (as determined in the sole discretion of the Committee and which may be zero) which, in the case of Options and Stock Appreciation Rights or similar Awards, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Awards (or, if no

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such consideration is paid, Fair Market Value of the Shares subject to such outstanding Awards or portion thereof being canceled) over the aggregate Option Price or grant price, as applicable, with respect to such Awards or portion thereof being canceled.
Article 14 - Duration, Amendment, Modification, Suspension, and Termination
14.1 Duration of the Plan. Unless sooner terminated as provided in Section 14.2 hereof, the Plan shall terminate on the tenth anniversary of the Adoption Date.
14.2 Amendment, Modification, Suspension, and Termination of Plan or Awards. Except as provided in Section 12.1 hereof, the Committee may amend this Plan or any portion thereof or any outstanding Award (except as otherwise expressly provided for in the Award Agreement evidencing an Award) for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, however, that no such action shall adversely affect a Participant's right under an Award (whether or not vested) or under this Plan without the Participant's written consent. Any amendments to the Plan shall be conditioned on stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Committee. In addition, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Shares, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities, or similar transaction(s)), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or Stock Appreciation Rights to reduce the exercise price of such outstanding Options or Stock Appreciation Rights; (b) cancel outstanding Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights; or (c) cancel outstanding Options or Stock Appreciation Rights with an exercise price below the current stock price in exchange for cash or other securities.
Article 15 - General Provisions
15.1 No Right to Service. The granting of an Award under the Plan shall impose no obligation on the Company, any Subsidiary or any Affiliate to continue the service of a Participant and shall not lessen or affect any right that the Company, any Subsidiary or any Affiliate may have to terminate the service of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).
15.2 Recovery of Compensation. The Committee may recover Awards made under the Plan and payments under or gain in respect of any Award to the extent required to comply with (i) applicable law, regulation or guidance, as in effect from time to time, including, but not limited to, Section 10D of the Exchange Act or any stock exchange or similar rule adopted under said section or (ii) any applicable Company “clawback” or recoupment policy, as in effect from time to time.
15.3 Settlement of Awards; Fractional Shares. Each Award Agreement shall establish the form in which the Award shall be settled. The Committee shall determine whether cash, Awards, other securities or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be rounded, forfeited or otherwise eliminated.

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15.4 Tax Withholding. The Company shall have the power and the right to deduct or withhold automatically from any amount deliverable under the Award or otherwise, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. With respect to required withholding, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction.
15.5 Section 16 Participants. With respect to Participants subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.
15.6 Non-Transferability of Awards. Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant except in the event of his death (subject to the applicable laws of descent and distribution) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate. No transfer shall be permitted for value or consideration. An award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant. Any permitted transfer of the Awards to heirs or legatees of the Participant shall not be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.
15.7 Limitation of Liability. Notwithstanding anything to the contrary in the Plan or any Award Agreement, neither the Company, nor any of its Subsidiaries, nor any of its Affiliates, nor the Board or the Committee, nor any person (including any employee) acting on behalf of the Company, any Subsidiary, any Affiliate, or the Committee (each, a “Covered Person”), will be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan and against and from any and all amounts paid by such Covered Person, with the Company's approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company's choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person's bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless. In addition, notwithstanding anything to the contrary in the Plan, no Covered Person shall be liable to any Participant

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or the estate or beneficiary of any Participant or to any other holder of an Award by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of any Award to satisfy the requirements of Section 409A of the Code or by reason of Section 4999 of the Code, or otherwise asserted with respect to the Award; provided that nothing in this Section 15.7 will limit the liability of the Committee or the Company, in its discretion, to provide by separate express written agreement with a Participant (including, but not limited to, under an Award Agreement) for any such payment in connection with any such acceleration of income or additional tax.
15.8 Conditions and Restrictions on Shares. The Committee may impose such other conditions or restrictions on any Shares received in connection with an Award in the Award Agreement evidencing such Award, which conditions or restrictions shall not be inconsistent with the terms of the Plan. The Company will not be obligated to deliver any Shares pursuant to the Plan or to remove any restriction from Shares previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Shares at the time of delivery are listed on any stock exchange or national market system, the Shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Shares has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any conditions and restrictions applicable to such Shares.
15.9 Rights as a Stockholder. Except as otherwise provided herein or in the applicable Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.
15.10 Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction. Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
15.11 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Subsidiaries or Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other Person. To the extent that any Person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. The Plan is not subject to the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.
15.12 Sub-Plans. The Committee may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Committee will establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Committee's discretion under the Plan as it deems necessary or desirable and (ii) such

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additional terms and conditions not otherwise inconsistent with the Plan as it deems necessary or desirable. All supplements so established will be deemed to be part of the Plan, but each supplement will apply only to Participants within the affected jurisdiction (as determined by the Administrator).
     15.13 Coordination with Other Plans. Awards under the Plan may be granted in tandem with, or in satisfaction of or substitution for, other Awards under the Plan or awards made under other compensatory plans or programs of the Company or its Affiliates. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company or its Affiliates may be settled in Shares (including, without limitation, unrestricted Shares) if the Committee so determines, in which case the Shares delivered will be treated as awarded under the Plan (and will reduce the number of Shares thereafter available under the Plan in accordance with the rules set forth in Section 5.1). In any case where an award is made under another plan or program of the Company or its Affiliates and such award is intended to qualify for the performance-based compensation exception under Section 162(m), and such award is settled by the delivery of Shares or another Award under the Plan, the applicable Section 162(m) limitations under both the other plan or program and under the Plan will be applied to the Plan as necessary (as determined by the Administrator) to preserve the availability of the Section 162(m) performance-based compensation exception with respect thereto.
15.14 No Constraint on Corporate Action. Nothing in the Plan shall be construed to (a) limit, impair, or otherwise affect the Company's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (b) limit the right or power of the Company to take any action which such entity deems to be necessary or appropriate.
15.15 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.
15.16 Governing Law. Except as provided under a sub-plan established pursuant to Section 15.12 above, the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.
15.17 Effective Date.
The Nortek, Inc. 2009 Omnibus Incentive Plan was duly adopted and approved by the Board of Directors of the Company by resolution at a meeting held on December 17, 2009 (the “Adoption Date”).
          The Nortek, Inc. 2009 Omnibus Incentive Plan, as Amended and Restated, was approved by the Board on March 29, 2012 and shall be effective as of the date it is approved by the Company's stockholders at the Company's 2012 Annual Meeting of Stockholders (such date, the “Effective Date”). Awards granted under the Nortek, Inc. 2009 Omnibus Incentive Plan prior to the Effective Date shall be governed by the terms of the Nortek, Inc. 2009 Omnibus Incentive Plan as in effect prior to the Effective Date.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting are available through 11:59 PM Eastern Time on May 7, 2012.

NORTEK

EVERY BRAND A BUILDING BLOCK

INTERNET
http://www.proxyvoting.com/NTK
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

WO#
19466-1

▼ FOLD AND DETACH HERE ▼

Please mark your votes as indicated in this example ☒

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, "FOR" ITEM 2, AND "FOR" ITEM 3.

The Board of Directors recommends that you vote FOR the following items 1, 2 and 3.

1. Election of Directors	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS
Nominees: 01 Michael J. Clarke 02 Daniel C. Lukas 03 Bennett Rosenthal	☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box above and write that nominee's name in the space provided below.)

*Exceptions_______________________________

	FOR	AGAINST	ABSTAIN
2. To ratify Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.	☐	☐	☐
3. To approve Nortek, Inc.'s 2009 Omnibus Incentive Plan, as Amended and Restated, and authorize the issuance of additional shares thereunder.	☐	☐	☐

NOTE: The named proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the 2012 annual meeting of stockholders and any adjournments thereof.

Mark Here for Address Change or Comments SEE REVERSE ☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature ______________________ Signature ______________________ Date __________

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You can now access your Nortek, Inc. account online.

Access your Nortek, Inc. account online via Investor ServiceDirect® (ISD).

The transfer agent for Nortek, Inc. now makes it easy and convenient to get current information on your shareholder account.

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Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement is available at: **http://www.nortek-inc.com/proxy.html**

▼ FOLD AND DETACH HERE ▼

NORTEK, INC.

50 KENNEDY PLAZA
PROVIDENCE, RHODE ISLAND 02903
(401) 751-1600
MAY 8, 2012

The undersigned hereby appoints Michael J. Clarke, Kevin W. Donnelly and Edward J. Cooney, or any of them, proxies with power of substitution to each, to vote at the Annual Meeting of Stockholders of Nortek, Inc. to be held on May 8, 2012 at 8:30 a.m., local time, at The Westin Providence, One West Exchange Street, Providence, Rhode Island 02903 (telephone: 401-598-8000) or at any adjournment or postponement thereof, all of the shares of common stock of Nortek, Inc. that the undersigned would be entitled to vote if personally present. The undersigned instructs such proxies or their substitutes to act on the following matters as specified by the undersigned, and to vote in such manner as they may determine on any other matters that may properly come before the meeting.

Address Change/Comments
(Mark the corresponding box on the reverse side)

(Continued and to be marked, dated and signed, on the other side)

WO#
19466-1